SEMIANNUAL REPORT February 28, 2003

                                  Nuveen
                    Municipal Closed-End
                         Exchange-Traded
                                   Funds

                                            CALIFORNIA
                                            NCA
                                            NCP
                                            NCO
                                            NQC
                                            NVC
                                            NUC


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                             DEPENDABLE,
                         TAX-FREE INCOME
                                 BECAUSE
                 IT'S NOT WHAT YOU EARN,
                  IT'S WHAT YOU KEEP.(R)


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Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

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Dear
   SHAREHOLDER:

Once again, I am pleased to write that during the period covered by this report your Nuveen California Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy -- see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by a seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.


Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003

Nuveen California Municipal Closed-End Exchange-Traded Funds
(NCA, NCP, NCO, NQC, NVC, NUC)

Portfolio Managers'
               COMMENTS

Portfolio managers Bill Fitzgerald and Scott Romans review U.S. and state economic conditions, key investment strategies, and the recent performance of the Funds. A 15-year veteran of Nuveen, Bill has managed NCP and NCO since 1991, NQC since 1992, NUC since 1993, and NCA and NVC since 1998. Scott, who has three years of investment experience at Nuveen, joined Bill in managing these Funds in January 2003.



WHAT WERE THE MAJOR FACTORS AFFECTING THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
Generally, the underlying economic and market conditions have not changed significantly since our last shareholder report dated August 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical uncertainty, centering on the situation in Iraq and the ongoing threat of terrorism, also had an economic impact during this reporting period, particularly in terms of investor sentiment.

In the municipal market, the sluggish economic recovery and general lack of inflationary pressures created conditions that helped many bonds perform well during much of the period ended February 28, 2003. In calendar year 2002, municipal supply nationwide established a new record of $357 billion, an increase of 25% over 2001. Issuance remained high during January and February 2003, up 23% over the same period in 2002. Demand for municipal bonds stayed strong over most of this reporting period, as institutional investors, including traditional municipal bond purchasers such as property/casualty insurance companies were active buyers in the municipal market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?
Municipal supply continued to be very strong in California during 2002, with $50 billion of new bonds, an increase of 50% over 2001. Issuance in the first two months of 2003 totaled $11.5 billion, up 136% over January-February 2002.
This dramatic increase in supply has largely been driven by shortfalls in the state budget, and the low level of interest rates. In November 2002, the state completed the issuance of nearly $12 billion in electric power bonds. The proceeds from this issue were used to repay the $6.3 billion loan from California's general fund that financed purchases for the state's investor-owned utilities during the power crisis in 2001.

While the proceeds from the power bonds helped to mitigate an eroding credit outlook, California still faces significant budget problems, due chiefly to increased expenditures and revenue shortfalls resulting from income tax collections that fell below projections. In December 2002, Governor Gray Davis announced a projected budget deficit for the combined fiscal years 2003-2004 of $35 billion, the highest in the nation. This announcement prompted both Standard & Poor's and Fitch to downgrade the state's credit rating to A/A from A+/AA, respectively. In February 2003, as it became apparent that progress toward closing the budget gap was moving very slowly, Moody's also downgraded the state to A2 from A1.

Job growth in the state during 2002 was negligible, with gains posted by the government and wholesale/retail trade sectors largely offset by losses in manufacturing and business services. Although the state economy continues to benefit from diversity, we think a solid recovery in California remains largely dependent on increases in business spending as well as on a strong global recovery, since exports - mainly to Asia, Canada, and Mexico - represent 12% of the state's economy. Aided by a generally solid residential real estate market, the economy of southern California continued to be relatively stable compared with that of the northern half of the state, where the downturn in technology continued to restrain economic growth.

At the present time, California appears to be at a low point in the credit cycle, with the pace of economic improvement to be determined by the pace of progress in addressing state budget issues. We believe that the current determination to address the deficit seems to be greater than in the past, but it may take two to three years for the governor and legislature to find a resolution for the imbalance between California's revenues and expenditures.


HOW DID THESE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED FEBRUARY 28, 2003?

Individual results for the Funds, as well as for appropriate benchmarks, are presented in the accompanying table.


-------------------------------------------------------------------------
                                                     LEHMAN        LIPPER
                               TOTAL RETURN      CALIFORNIA    CALIFORNIA
            MARKET YIELD             ON NAV   TOTAL RETURN1      AVERAGE2
-------------------------------------------------------------------------
                                     1 YEAR          1 YEAR        1 YEAR
                   TAXABLE-           ENDED           ENDED         ENDED
       2/28/03  EQUIVALENT3         2/28/03         2/28/03       2/28/03
-------------------------------------------------------------------------
NCA      5.21%        8.20%           6.35%           6.70%         8.10%
-------------------------------------------------------------------------
NCP      6.23%        9.81%           9.18%           6.70%         8.10%
-------------------------------------------------------------------------
NCO      6.35%       10.00%          10.00%           6.70%         8.10%
-------------------------------------------------------------------------
NQC      6.29%        9.91%           8.81%           6.70%         8.10%
-------------------------------------------------------------------------
NVC      6.34%        9.98%           9.07%           6.70%         8.10%
-------------------------------------------------------------------------
NUC      6.48%       10.20%           6.59%           6.70%         8.10%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended February 28, 2003, four of the six Funds in this report outperformed the unleveraged, unmanaged Lehman Brothers California Tax-Free Bond Index and the Lipper peer group average. Much of the outperformance relative to the Lehman Index is attributable to the fact that these Nuveen Funds had relatively long durations,4 which helped them perform well in the generally declining interest rate environment that characterized much of the twelve-month period.

Two of the Funds did not perform as well. The total return of NCA over the twelve-month period was affected by its relatively short duration, which was
7.59 as of February 28, 2003. By comparison, the duration of the Lehman Index was 8.57 as of the same date. Just as relatively long durations can be beneficial during falling interest rate environments, a Fund with a shorter duration may not perform as well as longer duration Funds under those market conditions. The Fund underperformed relative to its Lipper peer group primarily because, unlike most of the Lipper peer group, it is unleveraged. Leveraging is a process that can provide additional income for a Fund's common shareholders and help a Fund's net asset value appreciate when short-term rates are falling - as they were during much of the twelve-month


1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen California Funds are compared with the average annualized return of the 25 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 36.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

period. Conversely, leveraging will increase a Fund's net asset value volatility if short-term interest rates rise.

The performance of NUC was impacted by the poor performance of several holdings within its portfolio. For example, the Fund held $6.2 million (par value) of bonds backed by United Air Lines that were issued to support a cargo facility at Los Angeles International Airport. Over the past year, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the market's expectation of a bankruptcy filing by United, which took place in December 2002. NUC's holding depreciated 70% over the twelve-month period, costing the Fund approximately 45 basis points in total return performance.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

NCA's portfolio and income stream remained strong over the reporting period. As of February 28, 2003, this Fund had provided shareholders with 56 consecutive months of steady or increasing dividends.

As short-term interest rates remained at historically low levels, the dividend-paying capabilities of the other five Funds in this report benefited from their use of leverage. As already noted, leverage is a strategy that can enhance the dividends paid to common shareholders. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends. During the twelve months ended February 28, 2003, the short-term interest rate environment enabled us to implement two dividend increases in both NVC and NUC. NCP, NCO, and NQC all continued to pay steady, attractive monthly dividends, marking 26 consecutive months of stable dividends for NCP and NCO and 38 months for NQC.

Over the course of the twelve-month period, the share prices of all six Funds were affected by a general weakening of bond prices during the fourth quarter of 2002, although we saw some recovery by February 2003. Overall, however, the share price of each of these Funds finished February 2003 below the level of a year earlier and all six Funds were trading at discounts to their net asset values as of February 28, 2003.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE PERIOD ENDED FEBRUARY 28, 2003?

Over this reporting period, our strategic focus for all of the Funds continued to be on diversifying the portfolios, enhancing call protection, and positioning the Funds more defensively in anticipation of potential changes in the interest rate environment. Given the recent steepness of the municipal yield curve, we concentrated on finding value in the long-intermediate part of the curve (i.e., bonds that mature about15 to 20 years from now). In many cases, bonds in this part of the curve were offering yields similar to those of longer bonds but, in our opinion, had less inherent interest rate risk. The purchase of these long-intermediate bonds helped to moderate the durations of most of the Funds, making their portfolios less sensitive to interest rate changes while still allowing them to provide competitive yields and returns. In both NCA and NUC, which already had relatively short durations, the addition of bonds from the 15- to 20-year part of the yield curve led to a modest lengthening of their durations.

Given the slow economic growth over the reporting period, we also were taking into consideration scenarios in which interest rates could stay relatively low for a number of months. We believe that structuring the portfolios with bonds offering maturities of 15 to 20 years helps to prepare the Funds for this eventuality as well.

We sold out of a number of positions in California GOs in March 2001, with the exception of some shorter-maturity bonds that we believed were not at risk. Recently, however, we have begun to rebuild small positions in these bonds in several of the Funds because we believe these bonds represent an opportunity to add attractive yields at favorable prices.

Over the past year, the heavy issuance in the California market provided us with increased opportunities to negotiate and obtain the types of bond structures that we favor, especially as we worked to reduce the Funds' durations against the risk of rising inflation or interest rates. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. From a sector perspective, our portfolios continued to hold positions in healthcare bonds, which were the top performing group among the Lehman revenue sectors for the twelve months ended February 28, 2003. We believe that credit spreads in this sector have been wider than warranted, representing an opportunity to purchase bonds that can support and potentially enhance the Funds' yields. We also maintained positions in public power bonds, especially those issued by municipal entities with their own power plants and distribution systems. Such entities have actually benefited from the increased cost of energy, which we believe could continue to rise through 2003, and these bonds have performed relatively well. Based on a general improvement in the credit quality of corporate bonds, the Funds also continue to hold some industrial development sector securities.

In the prevalent geopolitical and economic climate, we believed that maintaining strong credit quality remained a vital requirement. As of February 28, 2003, each of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 50% to 82%. In general, our weightings in higher quality and insured bonds benefited the performance of these Funds during the past year.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN CALIFORNIA FUNDS IN PARTICULAR?

Our outlook for these markets remains generally positive. We continue to believe the U.S. economy is slowly heading for an eventual recovery, but one that may be less robust than some originally anticipated. Inflation and interest rates should remain relatively low over the near term, although inflation could be temporarily impacted by war-induced increases in oil prices.

In the municipal market, we think new issuance volume nationally will remain strong as issuers continue to take advantage of the low rate environment. Given California's current budget deficit and the state's continued need for spending on infrastructure and education, we expect to see significant issuance of new municipal debt in the state. Over coming months, we will continue to closely monitor the budgetary situation in California to assess the potential effect of the balancing process on the state's cities, counties, and agencies and to watch for any further impact on the state's credit rating.

Over the next two years, we also will keep a close eye on call exposure. As of February 28, 2003, the percentage of bonds eligible for calls during 2003 and 2004 ranged from 12% in NCA, NQC and NVC to 14% in NCO and 21% in NUC and NCP. NUC, which marked its tenth anniversary in November 2001, continues to work its way through the increased call exposure typically associated with reaching this point in a Fund's lifecycle. Introduced in 1989, NCP underwent a period of significant calls during the rising interest rate environment of 1998-1999, at which time we found the greatest value in discounted bonds with short call dates. Now that interest rates have declined dramatically, these bonds are at a premium. While such bonds are now increasingly priced to their call dates, we think it is unlikely that they will actually be called from NCP's portfolio because in most cases the bonds' relatively low coupon rates would not make it economical for issuers to do so. The number of actual calls in each of these Funds will depend largely on market interest rates over this time, and continued strong supply in the California market should help us enhance the call positions of these Funds during this period.

In coming months, we will be closely watching several areas of the market, including progress toward resolution of the California budget deficit, the credit environment in the state, and the direction of interest rates and inflation. We expect the state budget issue to be resolved very slowly, and we think in the long run this represents an opportunity to add uninsured California GOs to our portfolios. Because we believe the credit environment could continue to be difficult, credit will remain a primary focus in selecting specific issues, with a continued move toward higher quality securities. In our opinion, the most significant risk to fixed income investments could be a rise in inflation or interest rates, and we will continue to moderate the Funds' durations through the purchase of suitable bonds in the long-intermediate part of the yield curve. In general, we plan to remain focused on strategies that can add value for our shareholders and provide support for the Funds' long-term dividend-payment capabilities.

Nuveen California Municipal Value Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003


NCA

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           50%
A                             14%
BBB                           21%
NR                            14%
BB or Lower                    1%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.90
--------------------------------------------------
Common Share Net Asset Value                $10.26
--------------------------------------------------
Market Yield                                 5.21%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.20%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $259,065
--------------------------------------------------
Average Effective Maturity (Years)           18.21
--------------------------------------------------
Average Duration                              7.59
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.99%         6.35%
--------------------------------------------------
5-Year                         5.13%         5.31%
--------------------------------------------------
10-Year                        4.32%         5.61%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         28%
--------------------------------------------------
U.S. Guaranteed                                19%
--------------------------------------------------
Tax Obligation/General                          9%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.043
4/02                    0.043
5/02                    0.043
6/02                    0.043
7/02                    0.043
8/02                    0.043
9/02                    0.043
10/02                   0.043
11/02                   0.043
12/02                   0.043
1/03                    0.043
2/03                    0.043


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  10.15
                        10.2
                        9.88
                        9.92
                        9.64
                        9.66
                        9.65
                        9.5
                        9.69
                        9.93
                        10.1
                        9.88
                        9.78
                        9.86
                        9.99
                        9.8
                        9.7
                        9.8
                        9.88
                        10.11
                        9.85
                        9.86
                        9.87
                        10.03
                        10.04
                        9.85
                        9.95
                        10.16
                        10.12
                        10.03
                        10.39
                        10.26
                        10
                        9.84
                        9.69
                        9.63
                        9.92
                        9.57
                        9.61
                        9.71
                        9.82
                        9.59
                        9.5
                        9.52
                        9.53
                        9.4
                        9.5
                        9.53
                        9.57
                        9.9
                        9.79
                        9.94
2/28/03                 9.9


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0122 per share.

Nuveen California Performance Plus Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003


NCP

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           57%
AA                            17%
A                             11%
BBB                           12%
NR                             3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.35
--------------------------------------------------
Common Share Net Asset Value                $15.45
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.90%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.81%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $200,337
--------------------------------------------------
Average Effective Maturity (Years)           17.81
--------------------------------------------------
Leverage-Adjusted Duration                    9.40
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/89)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.04%         9.18%
--------------------------------------------------
5-Year                         2.10%         6.08%
--------------------------------------------------
10-Year                        5.27%         6.30%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 22%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.0745
4/02                    0.0745
5/02                    0.0745
6/02                    0.0745
7/02                    0.0745
8/02                    0.0745
9/02                    0.0745
10/02                   0.0745
11/02                   0.0745
12/02                   0.0745
1/03                    0.0745
2/03                    0.0745



Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  15.51
                        15.02
                        14.5
                        14.4
                        14.5
                        14.5
                        14.66
                        14.65
                        14.51
                        14.66
                        14.85
                        14.82
                        14.85
                        14.68
                        14.92
                        14.95
                        14.62
                        14.74
                        14.89
                        14.96
                        14.86
                        14.82
                        15
                        15.12
                        15
                        14.88
                        15
                        15.08
                        14.86
                        15.12
                        15.23
                        15.12
                        14.8
                        14.15
                        14.37
                        14.28
                        14.5
                        14.55
                        14
                        13.96
                        14.38
                        14.15
                        14.03
                        14.25
                        14.28
                        14.27
                        14.01
                        14.03
                        14.17
                        14.34
                        14.35
                        14.3
2/28/03                 14.35


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0081 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003


NCO

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           65%
AA                            17%
A                              8%
BBB                            5%
NR                             3%
BB or Lower                    2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.26
--------------------------------------------------
Common Share Net Asset Value                $15.46
--------------------------------------------------
Market Yield                                 6.35%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.00%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $126,038
--------------------------------------------------
Average Effective Maturity (Years)           18.95
--------------------------------------------------
Leverage-Adjusted Duration                   10.45
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.07%        10.00%
--------------------------------------------------
5-Year                         2.62%         5.61%
--------------------------------------------------
10-Year                        5.14%         6.33%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.0755
4/02                    0.0755
5/02                    0.0755
6/02                    0.0755
7/02                    0.0755
8/02                    0.0755
9/02                    0.0755
10/02                   0.0755
11/02                   0.0755
12/02                   0.0755
1/03                    0.0755
2/03                    0.0755



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  15.56
                        15.4
                        15.05
                        14.6
                        14.5
                        14.5
                        14.55
                        14.7
                        14.66
                        14.87
                        15.15
                        15.08
                        14.81
                        14.92
                        14.94
                        14.92
                        14.89
                        14.94
                        15
                        15.05
                        14.92
                        15
                        15.2
                        15.27
                        15.3
                        15.11
                        15.22
                        15.4
                        15.25
                        15.19
                        15.44
                        15.45
                        15.01
                        14.6
                        14.44
                        14.6
                        14.7
                        14.65
                        14.37
                        14.24
                        14.44
                        14.35
                        14.3
                        14.45
                        14.46
                        14.3
                        14.08
                        14.32
                        14.37
                        14.6
                        14.34
                        14.33
2/28/03                 14.26


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0049 per share.

Nuveen California Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003


        NQC

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           62%
AA                            11%
A                             11%
BBB                           13%
NR                             1%
BB or Lower                    2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.60
--------------------------------------------------
Common Share Net Asset Value                $15.87
--------------------------------------------------
Market Yield                                 6.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.99%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.91%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $215,456
--------------------------------------------------
Average Effective Maturity (Years)           19.17
--------------------------------------------------
Leverage-Adjusted Duration                    9.92
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.31%         8.81%
--------------------------------------------------
5-Year                         3.04%         6.29%
--------------------------------------------------
10-Year                        5.49%         6.45%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 25%
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.0765
4/02                    0.0765
5/02                    0.0765
6/02                    0.0765
7/02                    0.0765
8/02                    0.0765
9/02                    0.0765
10/02                   0.0765
11/02                   0.0765
12/02                   0.0765
1/03                    0.0765
2/03                    0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  15.94
                        15.61
                        15.02
                        14.75
                        14.74
                        14.8
                        14.82
                        15
                        15.16
                        15.29
                        15.3
                        15.2
                        15.14
                        15.11
                        15.26
                        15.2
                        15.5
                        15.35
                        15.63
                        15.49
                        15.38
                        15.3
                        15.52
                        15.68
                        15.7
                        15.29
                        15.52
                        15.51
                        15.57
                        15.75
                        15.85
                        15.83
                        15.71
                        14.97
                        14.95
                        15.14
                        14.94
                        14.88
                        14.81
                        14.74
                        15
                        15
                        14.61
                        14.93
                        14.92
                        14.84
                        14.57
                        14.5
                        14.55
                        14.65
                        14.5
                        14.54
2/28/03                 14.6


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0186 per share.

Nuveen California Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003


        NVC

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           68%
AA                             4%
A                             19%
BBB                            6%
NR                             1%
BB or Lower                    2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.77
--------------------------------------------------
Common Share Net Asset Value                $15.65
--------------------------------------------------
Market Yield                                 6.34%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.06%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.98%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $361,396
--------------------------------------------------
Average Effective Maturity (Years)           20.40
--------------------------------------------------
Leverage-Adjusted Duration                    9.22
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.51%         9.07%
--------------------------------------------------
5-Year                         3.83%         6.35%
--------------------------------------------------
10-Year                        6.13%         6.69%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.076
4/02                    0.076
5/02                    0.076
6/02                    0.076
7/02                    0.076
8/02                    0.076
9/02                    0.077
10/02                   0.077
11/02                   0.077
12/02                   0.078
1/03                    0.078
2/03                    0.078



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  15.68
                        15.47
                        14.95
                        14.28
                        14.61
                        14.92
                        14.81
                        14.96
                        14.95
                        15.04
                        15.15
                        15.25
                        15.25
                        15.35
                        15.23
                        15.03
                        14.96
                        15.16
                        15.23
                        15.26
                        15.12
                        15.09
                        15.29
                        15.59
                        15.33
                        15.35
                        15.51
                        15.46
                        15.38
                        15.48
                        15.57
                        15.46
                        15.42
                        14.55
                        14.47
                        14.81
                        14.75
                        14.83
                        14.3
                        14.32
                        14.82
                        14.55
                        14.55
                        14.57
                        14.85
                        14.6
                        14.39
                        14.35
                        14.45
                        14.7
                        14.53
                        14.69
2/28/03                 14.77



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0148 per share.

Nuveen California Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of February 28, 2003


        NUC

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           63%
AA                            11%
A                             19%
BBB                            1%
NR                             2%
BB or Lower                    4%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.36
--------------------------------------------------
Common Share Net Asset Value                $15.61
--------------------------------------------------
Market Yield                                 6.48%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.26%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.20%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $342,808
--------------------------------------------------
Average Effective Maturity (Years)           19.00
--------------------------------------------------
Leverage-Adjusted Duration                   10.08
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         1.26%         6.59%
--------------------------------------------------
5-Year                         4.14%         5.96%
--------------------------------------------------
10-Year                        6.88%         6.75%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
3/02                    0.081
4/02                    0.081
5/02                    0.081
6/02                    0.082
7/02                    0.082
8/02                    0.082
9/02                    0.083
10/02                   0.083
11/02                   0.083
12/02                   0.083
1/03                    0.083
2/03                    0.083


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
3/1/02                  16.3
                        16.15
                        15.45
                        15
                        15.14
                        15.36
                        15.33
                        15.42
                        15.39
                        15.81
                        15.97
                        15.83
                        15.76
                        15.9
                        16.03
                        15.85
                        15.95
                        15.9
                        15.87
                        16.15
                        16.05
                        16.04
                        16.05
                        16.11
                        16.17
                        16.01
                        16.14
                        16.25
                        16.34
                        16.33
                        16.51
                        16.75
                        16.4
                        15.71
                        15.28
                        15.66
                        15.79
                        15.6
                        15.29
                        15.35
                        15.6
                        15.51
                        15.6
                        15.65
                        15.86
                        15.42
                        15.22
                        15.2
                        15.18
                        15.42
                        15.4
                        15.4
2/28/03                 15.36


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.1192 per share.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on November 21, 2002.


                                                                         NCA                               NCP
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
  WAS REACHED AS FOLLOWS:

                                                                                                    Preferred  Preferred   Preferred
                                                                        Common          Common         Shares     Shares      Shares
                                                                        Shares          Shares       Series-T   Series-W    Series-F
====================================================================================================================================
Robert P. Bremner
   For                                                                      --      11,621,014          1,593        547       1,416
   Withhold                                                                 --          98,951             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --      11,719,965          1,609        547       1,418
====================================================================================================================================
Lawrence H. Brown
   For                                                                              11,619,314          1,593        547       1,416
   Withhold                                                                            100,651             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --      11,719,965          1,609        547       1,418
====================================================================================================================================
Anne E. Impellizzeri
   For                                                               22,900,831     11,613,841          1,593        547       1,416
   Withhold                                                             212,016        106,124             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                             23,112,847     11,719,965          1,609        547       1,418
====================================================================================================================================
Peter R. Sawers
   For                                                                              11,621,514          1,593        547       1,416
   Withhold                                                                             98,451             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --      11,719,965          1,609        547       1,418
====================================================================================================================================
Judith M. Stockdale
   For                                                                      --      11,618,614          1,593        547       1,416
   Withhold                                                                 --         101,351             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --      11,719,965          1,609        547       1,418
====================================================================================================================================
William J. Schneider
   For                                                                      --              --          1,593        547       1,416
   Withhold                                                                 --              --             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --              --          1,609        547       1,418
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                      --          1,593        547       1,416
   Withhold                                                                                 --             16         --           2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    --              --          1,609        547       1,418
====================================================================================================================================


                                       13

Shareholder
           MEETING REPORT (continued)

                                                                           NCO                                    NQC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
  WAS REACHED AS FOLLOWS:
                                                                       Preferred  Preferred                    Preferred   Preferred
                                                              Common      Shares     Shares            Common     Shares      Shares
                                                              Shares    Series-W   Series-F            Shares   Series-M    Series-W
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                     7,289,498       1,997        381        12,531,376      3,348         812
   Withhold                                                  172,829          --         21           101,928          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                   7,462,327       1,997        402        12,633,304      3,357         826
====================================================================================================================================
Lawrence H. Brown
   For                                                     7,277,727       1,997        381        12,531,276      3,348         812
   Withhold                                                  184,600          --         21           102,028          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                   7,462,327       1,997        402        12,633,304      3,357         826
====================================================================================================================================
Anne E. Impellizzeri
   For                                                     7,276,417       1,997        381        12,533,676      3,348         812
   Withhold                                                  185,910          --         21            99,628          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                   7,462,327       1,997        402        12,633,304      3,357         826
====================================================================================================================================
Peter R. Sawers
   For                                                     7,283,707       1,997        381        12,531,276      3,348         812
   Withhold                                                  178,620          --         21           102,028          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                   7,462,327       1,997        402        12,633,304      3,357         826
====================================================================================================================================
Judith M. Stockdale
   For                                                     7,287,582       1,997        381        12,528,962      3,348         812
   Withhold                                                  174,745          --         21           104,342          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                   7,462,327       1,997        402        12,633,304      3,357         826
====================================================================================================================================
William J. Schneider
   For                                                            --       1,997        381                --      3,348         812
   Withhold                                                       --          --         21                --          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --       1,997        402                --      3,357         826
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                            --       1,997        381                --      3,348         812
   Withhold                                                       --          --         21                --          9          14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                          --       1,997        402                --      3,357         826
====================================================================================================================================


                                       14


                                                         NVC                                                NUC
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE DIRECTORS
  WAS REACHED AS FOLLOWS:
                                             Preferred     Preferred   Preferred                    Preferred  Preferred   Preferred
                                  Common        Shares        Shares      Shares         Common        Shares     Shares      Shares
                                  Shares      Series-T      Series-W   Series-TH         Shares      Series-M   Series-W    Series-F
====================================================================================================================================
Robert P. Bremner
   For                         21,328,778        2,221         1,630       3,136     20,529,074         1,186      2,848       2,706
   Withhold                       206,186           --            --           4        135,988             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       21,534,964        2,221         1,630       3,140     20,665,062         1,193      2,855       2,707
====================================================================================================================================
Lawrence H. Brown
   For                         21,318,046        2,221         1,630       3,136     20,530,817         1,186      2,848       2,706
   Withhold                       216,918           --            --           4        134,245             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       21,534,964        2,221         1,630       3,140     20,665,062         1,193      2,855       2,707
====================================================================================================================================
Anne E. Impellizzeri
   For                         21,310,866        2,221         1,630       3,136     20,533,795         1,186      2,848       2,706
   Withhold                       224,098           --            --           4        131,267             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       21,534,964        2,221         1,630       3,140     20,665,062         1,193      2,855       2,707
====================================================================================================================================
Peter R. Sawers
   For                         21,320,012        2,221         1,630       3,136     20,538,536         1,186      2,848       2,706
   Withhold                       214,952           --            --           4        126,526             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       21,534,964        2,221         1,630       3,140     20,665,062         1,193      2,855       2,707
====================================================================================================================================
Judith M. Stockdale
   For                         21,326,980        2,221         1,630       3,136     20,530,150         1,186      2,848       2,706
   Withhold                       207,984           --            --           4        134,912             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       21,534,964        2,221         1,630       3,140     20,665,062         1,193      2,855       2,707
====================================================================================================================================
William J. Schneider
   For                                 --        2,221         1,630       3,136             --         1,186      2,848       2,706
   Withhold                            --           --            --           4             --             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                               --        2,221         1,630       3,140             --         1,193      2,855       2,707
====================================================================================================================================
Timothy R. Schwertfeger
   For                                 --        2,221         1,630       3,136             --         1,186      2,848       2,706
   Withhold                            --           --            --           4             --             7          7           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                               --        2,221         1,630       3,140             --         1,193      2,855       2,707
====================================================================================================================================


                                       15


                            Nuveen California Municipal Value Fund, Inc. (NCA)

                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.5%

$       7,400   California County Tobacco Securitization Agency, Tobacco Settlement   6/12 at 100.00          A1        $ 6,690,488
                 Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation,
                 Series 2002B, 5.500%, 6/01/30

        2,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          2,419,025
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 0.6%

        1,500   California Statewide Communities Development Authority,              12/06 at 105.00         N/R          1,519,005
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.7%

        1,000   City of Arcadia, California, Hospital Revenue Bonds, Methodist        5/03 at 102.00        BBB+          1,021,680
                 Hospital of Southern California, Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00          A3         12,743,400
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30

        5,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00        BBB+          5,112,300
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

        2,190   City of Pasadena, California, Insured Health Facilities Revenue       6/03 at 100.00           A          2,202,220
                 Bonds, Pacific Clinics, Series 1988A, 8.200%, 6/01/18

        1,440   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102.00        BBB+          1,573,099
                 Dameron Hospital Association, 1997 Series A, 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.8%

        9,100   ABAG Finance Authority for Nonprofit Corporations, California,          No Opt. Call        BBB-          9,751,742
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, 2000 Series B,
                 6.400%, 8/15/30 (Alternative Minimum Tax) (Mandatory
                 put 8/15/08)

        2,630   California Statewide Communities Development Authority,               7/09 at 102.00         N/R          2,476,198
                 Multifamily Housing Revenue Bonds, Harbor City Lights
                 Project, Series 1999Y, 6.650%, 7/01/39 (Alternative
                 Minimum Tax)

        5,000   California Statewide Communities Development Authority,                 No Opt. Call        BBB+          5,373,850
                 Multifamily Housing Refunding Bonds, Archstone Pelican Point
                 Apartments, Issue 1999H, Archstone Communities Trust,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.8%

        2,200   California Housing Finance Agency, Home Mortgage Revenue Bonds,       2/06 at 102.00         AAA          2,320,450
                 1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax) -
                 MBIA Insured

          215   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call         Aaa            234,683
                 Mortgage Revenue Bonds, Mortgage- Backed Securities Program,
                 1993 Issue A Series 2, 7.950%, 12/01/24 (Alternative Minimum Tax)

        1,880   California Rural Home Mortgage Finance Authority, Single Family         No Opt. Call         AAA          2,019,195
                 Mortgage Revenue Bonds, Mortgage-Backed Securities Program,
                 1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%

        2,720   ABAG Finance Authority for Non-Profit Corporations, California,      10/07 at 102.00         BB+          2,556,936
                 American Baptist Homes of the West Facilities Project,
                 Series 1997A, Certificates of Participation, 5.750%, 10/01/17

        5,945   California Statewide Communities Development Authority,               4/09 at 101.00         BBB          6,049,216
                 Certificates of Participation, Internext Group, 5.375%, 4/01/17

        2,000   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          2,027,760
                 Certificates of Participation, Air Force Village West, Inc.,
                 5.750%, 5/15/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.2%

        7,500   State of California, Various Purpose General Obligation Bonds,        3/10 at 101.00         AAA          8,047,575
                 5.750%, 3/01/27 - MBIA Insured


                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,500   State of California, General Obligation Bonds, Series 2002            2/12 at 100.00           A        $ 2,520,275
                 Refunding, 5.250%, 2/01/30

        2,250   Long Beach Unified School District, Los Angeles County,               8/10 at 101.00         Aaa          2,276,910
                 California, General Obligation Bonds, Election of 1999,
                 Series 2002D, 5.000%, 8/01/31 - FSA Insured

                Los Angeles Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003A:
          750    5.250%, 7/01/20 - FSA Insured (WI, settling 3/05/03)                 7/13 at 100.00         AAA            809,258
        3,200    5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)                 7/13 at 100.00         AAA          3,329,600

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,914,390
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        1,970   Pleasant Valley School District, Ventura County, California,            No Opt. Call         AAA          2,315,971
                 General Obligation Bonds, Series 2002A Refunding,
                 5.850%, 2/01/23 - MBIA Insured

        2,325   Temecula Valley Unified School District, County of Riverside,         9/06 at 102.00         AAA          2,675,912
                 California, 1990 General Obligation Bonds, Series F,
                 6.000%, 9/01/20 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.7%

        4,500   Bonita Canyon Public Facilities Financing Authority, California,      3/03 at 103.00         N/R          4,426,335
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        9,000   State Public Works Board of California, Lease Revenue Bonds,          1/06 at 100.00         AAA          9,586,800
                 Department of Corrections, 1996 Series A (California Substance
                 Abuse Treatment Facility and State Prison at Corcoran -
                 (Corcoran II)), 5.250%, 1/01/21 - AMBAC Insured

        4,000   State Public Works Board of California, Lease Revenue Bonds,         11/09 at 101.00         AAA          4,301,800
                 California Department of Health Services, 1999 Series A,
                 Richmond Laboratory Project, 5.750%, 11/01/24 - MBIA Insured

        6,000   Community Facilities District No. 98-2 of the Capistrano Unified      9/09 at 102.00         N/R          5,995,920
                 School District, Ladera, California, Series 1999 Special
                 Tax Bonds, 5.750%, 9/01/29

        3,995   Chino Unified School District, California, Certificates of            9/05 at 102.00         AAA          4,480,033
                 Participation, 1995 Master Lease Program,
                 6.000%, 9/01/20 - FSA Insured

        2,800   Community Development Commission of the City of Commerce,             8/07 at 102.00         N/R          2,860,368
                 California, Redevelopment Project No. 1, Subordinate Lien Tax
                 Allocation Refunding Bonds, Series 1997B, 6.000%, 8/01/21

        2,000   Redevelopment Agency of the City of Duarte, California,               9/07 at 102.00         N/R          2,185,120
                 Amended Davis Addition Project Area, 1997 Tax Allocation
                 Refunding Bonds, 6.700%, 9/01/14

        4,710   City of Milpitas, Santa Clara County, California, Limited             3/03 at 103.00         N/R          4,869,952
                 Obligation Improvement Bonds, Local Improvement District
                 No. 20, 1998 Series A, 5.650%, 9/02/13

          420   Redevelopment Agency of the City of Oakland, California, Central      3/13 at 100.00         AAA            468,422
                 District Redevelopment Project,Subordinate Lien Tax Allocation
                 Bonds, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00         AAA          8,904,160
                 California, Community Facilities District No. 90-1, Special Tax
                 Bonds, Series 1999, 5.800%, 8/01/29 - FSA Insured

        3,300   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00           A          3,412,398
                 Revenue Bonds, Series D, 5.375%, 7/01/36

          490   County of Riverside, California, Mobile Home Park Revenue             4/03 at 100.00         N/R            433,719
                 Bonds, Bravo Mobile Home Park Project, Subordinate Lien,
                 Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park             7/08 at 102.00         N/R          1,394,885
                 Revenue Bonds, Charter Oak Mobile Home Estates
                 Acquisition Project, Series 1998A, 5.700%, 7/01/28

        3,000   Redevelopment Agency of the City of San Jose, California,             2/04 at 102.00         AAA          3,053,340
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1993, 5.000%, 8/01/20 - MBIA Insured

        2,750   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00         AAA          2,880,955
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/20 - MBIA Insured

        1,700   Shafter Joint Powers Financing Authority, California, Lease           1/07 at 101.00           A          1,847,237
                 Revenue Bonds, 1997 Series A, Community Correctional Facility
                 Acquisition Project, 5.950%, 1/01/11

        1,000   City of Stockton, California, Mello-Roos Revenue Bonds,               8/05 at 102.00         N/R          1,064,730
                 Series 1997A, Community Facilities District No. 90-2,
                 Brookside Estates, 5.850%, 8/01/09

        3,470   Upland Community Redevelopment Agency, California, Upland             4/03 at 100.50         N/R          3,496,476
                 Redevelopment Project, Subordinated Tax Allocation Notes,
                 Low and Moderate Income Housing Fund Projects, Issue
                 of 1999, 6.100%, 10/01/04

                                       17

                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,000   Virgin Islands Public Finance Authority, Revenue Bonds, Virgin       10/10 at 101.00        BBB-        $ 3,332,940
                 Islands Gross Receipts Taxes Loan Notes, Series 1999A,
                 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special Tax       9/05 at 102.00         N/R          2,618,265
                 Leases Revenue Refunding Bonds, 1997 Series A,
                 5.875%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.1%

       20,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-         13,990,800
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   City of Fresno, California, Airport Revenue Bonds,                    7/10 at 101.00         AAA          1,319,587
                 Series 2000A, 5.500%, 7/01/30 - FSA Insured

        3,000   Port of Oakland, California, Revenue Bonds, 1997 Series G,           11/07 at 102.00         AAA          3,094,380
                 5.375%, 11/01/25 (Alternative Minimum Tax) - MBIA Insured

        5,000   Airports Commission of the City and County of San Francisco,          5/06 at 102.00         AAA          5,204,100
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.625%, 5/01/21 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.6%

        3,115   California Educational Facilities Authority, Revenue Bonds,           6/10 at 101.00     Baa3***          3,842,820
                 Pooled College and University Projects, 2000 Series C,
                 6.750%, 6/01/30

        2,065   County of Contra Costa, California, 1988 Home Mortgage Revenue          No Opt. Call         AAA          2,981,571
                 Bonds, GNMA Mortgage-Backed Securities Program,
                 8.250%, 6/01/21 (Alternative Minimum Tax)

        2,500   Community Redevelopment Agency of the City of Los Angeles,            7/03 at 100.00      BBB***          2,528,925
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        3,000   Los Angeles Convention and Exhibition Center Authority,              12/05 at 100.00         AAA          3,634,920
                 California, Certificates of Participation, Series 1985,
                 9.000%, 12/01/20 (Pre-refunded to 12/01/05)

        5,000   Merced Irrigation District, California, Subordinated Revenue          3/08 at 102.00         AAA          6,234,500
                 Certificates of Participation, Series 2000, Electric System
                 Project, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

        4,000   Modesto Irrigation District Financing Authority, California,          9/05 at 102.00         AAA          4,536,200
                 Domestic Water Project Revenue Bonds, Series 1995C,
                 5.750%, 9/01/22 (Pre-refunded to 9/01/05) - AMBAC Insured

        8,565   City of Palmdale, California, Single Family Mortgage Revenue            No Opt. Call         AAA          4,398,128
                 Bonds, GNMA Mortgage-Backed Securities Program,
                 Series 1988A, 0.000%, 3/01/17

        5,190   Sacramento County Sanitation Districts Financing Authority,          12/18 at 100.00         Aaa          5,272,106
                 California, 1993 Revenue Bonds, 4.750%, 12/01/23
                 (Pre-refunded to 12/01/18)

       20,415   County of San Bernardino, California, Single Family Mortgage            No Opt. Call         AAA          8,147,626
                 Revenue Bonds, GNMA Mortgage-Backed Securities,
                 1988 Series A, 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,925   Airports Commission of the City and County of San Francisco,          5/05 at 101.00         AAA          6,606,494
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11, 6.200%, 5/01/19 (Alternative
                 Minimum Tax) (Pre-refunded to 5/01/05) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.2%

        4,500   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00          A3          4,676,985
                 Bonds, Series 2002A, 5.125%, 5/01/18

        3,000   California Statewide Communities Development Authority,              12/04 at 102.00         N/R          2,533,740
                 Certificates of Participation, Rio Bravo Fresno Project,
                 Series 1999A Refunding, 6.300%, 12/01/18

        3,500   Puerto Rico Industrial, Tourist, Educational, Medical, and            6/10 at 101.00        Baa2          3,630,025
                 Environmental Control Facilities Financing Authority, Cogeneration
                 Facility Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3%

           15   Azusa Public Financing Authority, California, Revenue Bonds,          7/03 at 102.00         AAA             15,136
                 Series 1993A, City of Azusa Water System Acquisition
                 Project, 5.000%, 7/01/23 - FGIC Insured

        5,000   Castaic Lake Water Agency, California, Refunding Revenue              8/04 at 102.00         AAA          5,432,700
                 Certificates of Participation, Water System Improvement
                 Projects, Series 1994A, 6.300%, 8/01/20 - MBIA Insured

          750   Livermore-Amador Valley Water Management Agency, California,          8/11 at 100.00         AAA            758,970
                 Sewer Revenue Bonds, Series A, 5.000%, 8/01/31 - AMBAC Insured


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,220   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00         AAA       $  2,327,291
                 Revenue Bonds, Series 2000A, 5.000%, 11/01/20 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     263,215   Total Long-Term Investments (cost $233,192,008) - 97.6%                                                 252,761,997
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      6,302,700
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $259,064,697
                ====================================================================================================================


               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       19


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.5%

$       8,000   California County Tobacco Securitization Agency, Tobacco Settlement   6/12 at 100.00          A1        $ 8,034,480
                 Asset-Backed Bonds, Sonoma County Tobacco Funding
                 Corporation, Series 2002B, 5.125%, 6/01/20

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          2,902,830
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%

        4,730   Trustees of the California State University, Systemwide Revenue      11/12 at 100.00         AAA          5,014,510
                 Bonds, Series 2002A, 5.000%, 11/01/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.7%

        2,780   California Health Facilities Financing Authority, Insured Health      5/03 at 102.00           A          2,842,272
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

        5,500   California Statewide Communities Development Authority,               7/07 at 102.00         AA-          5,661,480
                 Certificates of Participation, Series 1997, St. Joseph Health
                 System Refunding, 5.125%, 7/01/17

        2,000   California Statewide Communities Development Authority,                 No Opt. Call         AAA          2,074,520
                 Revenue Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993, Community Hospital of Central
                California:
        2,500    5.250%, 2/01/13                                                      8/03 at 102.00        Baa1          2,528,100
        4,665    5.000%, 2/01/23                                                      8/03 at 100.00        Baa1          4,365,834


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.8%

        5,000   California Statewide Communities Development Authority,               7/08 at 101.00         BBB          5,414,950
                 Apartment Development Revenue Refunding Bonds, Irvine
                 Apartment Communities, L.P., Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        3,915   City of Los Angeles, California, Multifamily Housing Revenue          3/07 at 102.00         AAA          4,120,616
                 Bonds, GNMA Collateralized - Ridgecroft Apartments Project,
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,145   Community Development Commission of the County of                     5/03 at 100.00         Aaa          2,150,770
                 Los Angeles, California, Mortgage Revenue  Refunding Bonds,
                 Series 1993, FHA-Insured Mortgage Loans, Los Tomas
                 Apartments - Section 8 Assisted Project, 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 18.9%

        6,435   State of California, Veterans General Obligation Bonds,              12/05 at 101.00         AA-          6,618,912
                 Series BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00         AAA          2,680,250
                 General Obligation Bonds, 1997 Election, Series A,
                 5.500%, 5/01/22 - FGIC Insured

        8,000   Los Angeles Unified School District, Los Angeles County,              7/10 at 100.00         AAA          8,511,200
                 California, General Obligation Bonds, Election of 1997,
                 Series D, 5.375%, 7/01/25 - FGIC Insured

        6,000   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          6,243,000
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          2,941,654
                 Obligation Bonds, Series 2001A Refunding,
                 5.750%, 8/01/30 - MBIA Insured

        6,000   Commonwealth of Puerto Rico, Bond Payment Obligation Public             No Opt. Call         AAA          7,525,620
                 Improvement Bonds, Series 1993, 7.000%, 7/01/10 -
                 MBIA Insured

        3,000   San Jose-Evergreen Community College District, Santa Clara            9/10 at 100.00         AAA          3,298,260
                 County, California, Election of 1998, General Obligation Bonds,
                 Series B, 5.600%, 9/01/24 - FGIC Insured


                                       20


   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.9%

$       5,045   State Public Works Board of California, Lease Revenue Bonds,          3/12 at 100.00         AAA        $ 5,316,926
                 Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                 AMBAC Insured

        2,500   Corona Public Financing Authority, California, Superior Lien          9/09 at 102.00         AAA          2,619,050
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured

        2,000   Cudahy Redevelopment Agency, California, Cudahy                       9/03 at 102.00         BBB          2,054,140
                 Redevelopment Project, Tax Allocation Refunding Bonds,
                 Series 1994A, 6.700%, 9/01/24

        1,585   Fruitvale School District, California, Certificates of Participation, 6/03 at 100.00         N/R          1,593,179
                 1990 Improvement Project, 7.875%, 6/01/04

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/03 at 100.00         AAA          5,008,900
                 California, Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.000%, 7/01/21 - FGIC Insured

        4,000   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          4,605,840
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Series 1998A Refunding, 5.500%, 7/01/09 -
                 AMBAC Insured

        2,000   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA          2,274,620
                 Central District Redevelopment Project, Subordinate Lien Tax
                 Allocation Bonds, Series 2003, 5.500%, 9/01/15 - FGIC Insured

        8,800   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102.00         AAA         10,092,456
                 Participation, Series A, 6.000%, 7/01/26 - MBIA Insured

        2,545   Pleasanton Joint Powers Financing Authority, California,              9/03 at 102.00        Baa1          2,651,203
                  Reassessment Revenue Bonds, 1993 Series A, 6.000%, 9/02/05

        4,000   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00           A          4,136,240
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        6,470   San Leandro Public Financing Authority, California, Certificates      6/03 at 102.00          A+          6,617,775
                 of Participation, Seismic Retrofit Financing Project, Series 1993,
                 5.950%, 6/01/23

                San Marcos Unified School District, California, Community
                Facilities District No. 5, Rancho Carillo, Special Tax Bonds,
                Series 1999:
        1,000    5.500%, 9/01/18                                                      3/03 at 103.00         N/R          1,000,570
        1,750    5.600%, 9/01/29                                                      3/03 at 103.00         N/R          1,709,155

        1,000   City of Stockton, California, Mello-Roos Revenue Bonds,               9/06 at 102.00        Baa1          1,060,980
                 Series 1998A, Community Facilities District No. 1, Weston
                 Ranch, 5.800%, 9/01/14

        1,265   Redevelopment Agency of the City of Suisun City, County              10/03 at 102.00         AAA          1,323,190
                 of Solano, California, Suisun City Redevelopment Project,
                 1993 Tax Allocation Refunding Bonds, 5.900%, 10/01/23 -
                 MBIA Insured

        1,750   Taft Public Financing Authority, California, Lease Revenue            1/07 at 101.00           A          1,911,420
                 Bonds, 1997 Series A, Community Correctional Facility
                 Acquisition Project, 5.950%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 33.8%

                Foothill/Eastern Transportation Corridor Agency, California, Toll
                Road Refunding Revenue Bonds, Series 1999:
        5,600    0.000%, 1/15/28                                                      1/14 at 101.00        BBB-          3,881,416
       20,000    0.000%, 1/15/29                                                      1/14 at 101.00        BBB-         13,846,200

        6,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          6,046,980
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

                City of Long Beach, California, Harbor Revenue Bonds,
                Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00         AA-          3,051,922
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                            5/10 at 101.00         AA-         13,174,998

        8,550   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00         AAA          9,260,676
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        1,400   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,507,142
                 5.250%, 11/01/20 - FGIC Insured

       14,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA         14,657,160
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.500%, 5/01/24 (Alternative
                 Minimum Tax) - FSA Insured

        2,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00         AAA          2,057,300
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27B, 5.000%, 5/01/23 -
                 FGIC Insured


                                       21


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.4%

$       4,960   State of California, Various Purpose General Obligation Bonds,        3/05 at 101.00        A***        $ 5,470,136
                 5.750%, 3/01/14 (Pre-refunded to 3/01/05)

        3,000   California Statewide Communities Development Authority,                 No Opt. Call      N/R***          3,279,330
                 Certificates of Participation, Insured Hospital Revenue Refunding
                 Bonds, Triad Healthcare, Series 1992, 6.250%, 8/01/06

        4,000   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call         AAA          5,775,440
                 Revenue Bonds, GNMA Mortgage-Backed Securities Program,
                 8.250%, 6/01/21 (Alternative Minimum Tax)

        1,200   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          1,415,664
                 Bonds, Election of 1997, Series D, 5.625%, 7/01/14
                 (Pre-refunded to 7/01/10)

        5,850   Commonwealth of Puerto Rico, General Obligation Public                7/10 at 100.00         AAA          6,843,915
                 Improvement Bonds of 2000, 5.750%, 7/01/26 (Pre-refunded
                 to 7/01/10) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.7%

        1,310   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R            186,476
                 Disposal Revenue Bonds, CanFibre of Riverside Project,
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative
                 Minimum Tax)#

        5,250   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00          A3          5,456,483
                 Bonds, Series 2002A, 5.125%, 5/01/18

        5,160   California Statewide Communities Development Authority,              12/04 at 102.00         N/R          4,358,033
                 Certificates of Participation, Rio Bravo Fresno Project,
                 Series 1999A Refunding, 6.300%, 12/01/18

       11,000   City of Chula Vista, California, Industrial Development Revenue       6/03 at 102.00         AAA         11,265,760
                 Bonds, San Diego Gas and Electric Company, 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax) - AMBAC Insured

       10,450   Orange County Public Financing Authority, California, Waste             No Opt. Call         Aaa         11,685,086
                 Management System Refunding Revenue Bonds, Series 1997,
                 5.250%, 12/01/13 (Alternative Minimum Tax) - AMBAC Insured

          500   Sacramento Municipal Utility District, California, Electric Revenue   8/12 at 100.00         AAA            531,605
                 Bonds, 2002 Series Q Refunding, 5.250%, 8/15/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 21.5%

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        3,000    4.500%, 5/15/13                                                      5/03 at 102.00          AA          3,044,340
        4,270    4.500%, 5/15/18                                                      5/03 at 102.00          AA          4,294,339

        3,000   Los Angeles County Sanitation Districts Financing Authority,         10/03 at 100.00          AA          3,006,180
                 California, Capital Projects Revenue Bonds, 1993 Series A, Senior
                 Ad Valorem Obligation Bonds, 5.000%, 10/01/23

        5,500   Metropolitan Water District of Southern California, Water             7/06 at 100.00         AAA          5,530,910
                 Revenue Refunding Bonds, 1996 Series B,
                 4.750%, 7/01/21 - MBIA Insured

        5,000   Orange County Water District, California, Revenue Certificates        8/03 at 100.00         AA+          5,018,350
                 of Participation, Series 1993A, 5.000%, 8/15/18

        2,500   Pajaro Valley Water Management Agency, California, Revenue            3/09 at 101.00         AAA          2,770,100
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29 -
                 AMBAC Insured

        5,985   Sacramento County Sanitation Districts Financing Authority,          12/10 at 101.00          AA          6,690,332
                 California, Revenue Bonds, Series 2000A, Sacramento Regional
                 County Sanitation District, 5.250%, 12/01/12

        4,000   Sacramento County Sanitation Districts Financing Authority,             No Opt. Call         AAA          4,599,720
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

        4,585   City of Santa Maria, California, Water and Wastewater Revenue         8/12 at 101.00         AAA          4,393,576
                 Bonds, Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27 - AMBAC Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00         AAA      $   1,773,100
                 Bonds, 2001 Series, Water and Sewer System Projects,
                 5.000%, 10/01/22 - FGIC Insured

        1,965   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00         AAA          2,043,970
                 Revenue Bonds, Series 2000A, 5.250%, 11/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     295,815   Total Long-Term Investments (cost $281,638,392) - 151.7%                                                303,821,541
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      2,515,334
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 200,336,875
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 #  Non-income producing security. On January 1, 2002, CFR
                    Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc., has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.


                                 See accompanying notes to financial statements.

                                       23

                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%

$       5,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00          A1        $ 5,644,222
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20

        2,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          1,935,220
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.9%

        1,530   Regents of the University of California, 2002 Series A,               1/10 at 101.00         Aa2          1,618,771
                 Certificates of Participation, San Diego Campus and
                 Sacramento Projects, 5.250%, 1/01/20

        6,580   Regents of the University of California, Multiple Purpose             9/08 at 101.00          AA          7,075,211
                 Project Revenue Bonds, Series K, 5.000%, 9/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.6%

        1,000   California Statewide Communities Development Authority,                 No Opt. Call         AAA          1,037,260
                 Revenue Refunding Bonds, Sherman Oaks Project,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        5,930   Central Joint Powers Health Financing Authority, California,          8/03 at 100.00        Baa1          5,549,709
                 Certificates of Participation, Series 1993, Community Hospital of
                 Central California, 5.000%, 2/01/23

                City of Loma Linda, California, Hospital Revenue Bonds, Loma
                Linda University Medical Center Project, Series 1993-A:
        1,330    5.750%, 12/01/03                                                       No Opt. Call         BB-          1,328,497
        3,000    6.500%, 12/01/18                                                    12/03 at 102.00         BB-          2,971,650


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.2%

        1,550   Housing Authority of the County of San Bernardino, California,          No Opt. Call          A3          1,569,794
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential/Redlands Lawn and Tennis Apartments,
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.3%

        4,950   State of California, Various Purpose General Obligation Bonds,        3/10 at 101.00         AAA          5,311,400
                 5.750%, 3/01/27 - MBIA Insured

        5,000   State of California, Veterans General Obligation Bonds, Series BT,   12/05 at 101.00         AA-          5,142,900
                 5.375%, 12/01/16 (Alternative Minimum Tax)

        5,000   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          5,319,500
                 Bonds, Election of 1997, Series D, 5.375%, 7/01/25 -
                 FGIC Insured

        4,000   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          4,162,000
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,659,450
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          2,941,654
                 Obligation Bonds, Series 2001A Refunding, 5.750%, 8/01/30 -
                 MBIA Insured

        1,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00         AAA          1,185,630
                 Refunding Bonds, Series 1997-A, 6.150%, 8/01/15 -
                 MBIA Insured

        3,000   Commonwealth of Puerto Rico, General Obligation Public                  No Opt. Call          A-          3,632,760
                 Improvement Bonds of 1996, 6.500%, 7/01/13

        5,000   San Diego Unified School District, California, 2000 General           7/10 at 100.00         AAA          5,233,000
                 Obligation Bonds, Election of 1998, Series B, 5.125%, 7/01/21 -
                 MBIA Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.5%

$         390   Inglewood Redevelopment Agency, City of Inglewood, Los Angeles          No Opt. Call         BBB        $   395,491
                 County, California, Century Redevelopment Project, 1993 Tax
                 Allocation Bonds, Series A, 5.900%, 7/01/03

        3,000   Los Angeles County Public Works Finance Authority, California,       10/07 at 101.00          AA          3,111,840
                 Revenue Bonds, Series 1997A, Los Angeles County Regional
                 Park and Open Space District, 5.000%, 10/01/19

        2,000   Monterey County, California, Certificate of Participation, 2001       8/11 at 100.00         Aaa          2,080,080
                 Master Plan Financing, 5.000%, 8/01/21 - MBIA Insured

        1,000   City of Ontario, California, Community Facilities District No. 5,     9/06 at 102.00         N/R          1,057,570
                 Freeway Interchange Project, Special Tax Bonds, Series 1997,
                 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         15,101,296
                 County, California, 1995 Revenue Refunding Bonds, Project
                 No. 1, 7.400%, 8/01/25 - MBIA Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          2,829,550
                 Bonds, Series 1993A Refunding, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,     8/05 at 102.00         AAA          2,456,980
                 Series 1995, Medical Center Financing Project,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00         AAA          1,257,144
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/20 - MBIA Insured

          980   Redevelopment Agency of the City of Suisun City, County              10/03 at 102.00         AAA          1,025,080
                 of Solano, California, Suisun City Redevelopment Project,
                 1993 Tax Allocation Refunding Bonds, 5.900%, 10/01/23 -
                 MBIA Insured

        7,000   Community Redevelopment Agency of Union City, California,            10/09 at 101.00         AAA          7,760,270
                 Redevelopment Project Tax Allocation Bonds, Series 1999,
                 5.750%, 10/01/32 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 26.1%

        2,000   Bay Area Toll Authority, California, San Francisco Bay Area             No Opt. Call          AA          2,235,880
                 Toll Bridge Revenue Bonds, 2001 Series D, 5.000%, 4/01/10

        8,500   City of Long Beach, California, Harbor Revenue Bonds,                 5/10 at 101.00         AA-          9,467,640
                 Series 2000A, 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00         AAA          5,686,380
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   County of Sacramento, California, Airport System Revenue              7/06 at 102.00         AAA          5,478,300
                 Bonds, Series 1996A, 5.900%, 7/01/24 (Alternative
                 Minimum Tax) - MBIA Insured

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          2,633,054
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          3,290,092

        2,500   Airports Commission of the City and County of San Francisco,          1/08 at 102.00         AAA          2,808,675
                 California, San Francisco International Airport, Special
                 Facilities Lease Revenue Bonds, SFO Fuel Company LLC,
                 Series 2000A, 6.125%, 1/01/27 (Alternative Minimum
                 Tax) - FSA Insured

        1,250   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA          1,302,050
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 26B, 5.000%, 5/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.0%

        2,000   Mendocino County, California, Certificates of Participation,          8/03 at 102.00        A***          2,085,920
                 Series 1993, Mendocino County Public Facilities Financing
                 Corporation, 6.000%, 8/15/23 (Pre-refunded to 8/15/03)

        4,000   City of Pomona, California, Single Family Mortgage Revenue              No Opt. Call         AAA          5,426,560
                 Refunding Bonds, GNMA and FHLMC Mortgage-Backed
                 Securities, Series 1990B, 7.500%, 8/01/23


                                       25


                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 23.1%

$       3,000   California Pollution Control Financing Authority, Pollution Control   4/11 at 102.00         AAA       $  3,244,350
                 Refunding Revenue Bonds, Pacific Gas and Electric Company,
                 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured

        1,500   California Pollution Control Financing Authority, Pollution Control   9/09 at 101.00         AAA          1,564,185
                 Revenue Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

          863   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R            122,801
                 Disposal Revenue Bonds, CanFibre of Riverside Project,
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative
                 Minimum Tax)#

        3,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          3,117,990
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        4,500   California Statewide Communities Development Authority,              12/04 at 102.00         N/R          3,800,610
                 Certificates of Participation, Rio Bravo Fresno Project,
                 Series 1999A Refunding, 6.300%, 12/01/18

        8,000   City of Chula Vista, California, Industrial Development Revenue       6/03 at 102.00         AAA          8,193,280
                 Bonds, San Diego Gas and Electric Company, 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax) - AMBAC Insured

                Merced Irrigation District, California, 2001 Electric System
                Refunding Revenue Bonds, Electric System Project:
        2,750    6.750%, 9/01/31                                                      9/05 at 102.00        Baa3          2,901,305
        1,000    6.850%, 9/01/36                                                      9/05 at 102.00        Baa3          1,057,130

        4,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              No Opt. Call         AAA          4,642,960
                 Series HH, 5.500%, 7/01/10 - FSA Insured

          500   Sacramento Municipal Utility District, California, Electric Revenue   8/12 at 100.00         AAA            531,605
                 Bonds, 2002 Series Q Refunding, 5.250%, 8/15/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 18.6%

        4,000   California Department of Water Resources, Central Valley Project,    12/11 at 100.00          AA          4,510,280
                 Water System Revenue Bonds, Series 2001W, 5.500%, 12/01/15

        1,030   California Department of Water Resources, Central Valley Project,       No Opt. Call         AAA          1,194,007
                 Water System Revenue Bonds, Series X,
                 5.500%, 12/01/17 - FGIC Insured

        4,000   City of Los Angeles, California, Wastewater System Revenue           11/03 at 102.00         AAA          4,040,320
                 Bonds, Series 1993D, 4.700%, 11/01/19 - FGIC Insured

        2,000   Metropolitan Water District of Southern California, Water             7/06 at 100.00         AAA          2,011,240
                 Revenue Refunding Bonds, 1996 Series B,
                 4.750%, 7/01/21 - MBIA Insured

        2,000   Public Utilities Commission of the City and County of                 4/13 at 100.00         AAA          2,158,400
                 San Francisco, California, Clean Water Revenue Bonds,
                 Series 2003A Refunding, 5.250%, 10/01/20 - MBIA Insured

       10,000   City of Santa Maria, California, Water and Wastewater Revenue         8/12 at 101.00         AAA          9,582,500
                 Bonds, Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     181,048   Total Long-Term Investments (cost $179,382,540) - 154.3%                                                 194,481,443
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.3)%                                                                     (443,220)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.0)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $126,038,223
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 #  Non-income producing security. On January 1, 2002, CFR
                    Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc., has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.


                                 See accompanying notes to financial statements.

                                       26

                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.9%

$       4,620   California County Tobacco Securitization Agency, Stanislaus           6/12 at 100.00          A1        $ 4,131,204
                 County Tobacco Funding Corporation, Series 2002A, Tobacco
                 Settlement Asset-Backed Bonds, 5.500%, 6/01/33

        4,000   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00          A1          3,624,760
                 Asset-Backed Bonds, Series 2002A, Pooled Tobacco Securitization
                 Program, 5.625%, 5/01/29

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1          2,902,830
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.0%

        5,000   California Educational Facilities Authority, Revenue Bonds,          10/06 at 102.00         AAA          5,060,300
                 Chapman University, Series 1996, 5.125%, 10/01/26 -
                 Connie Lee/A Insured

        3,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          3,320,010
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        6,000   State Public Works Board of California, Lease Revenue Bonds,         10/07 at 102.00          A2          6,214,440
                 Various California State University Projects, 1997 Series C,
                 5.400%, 10/01/22

        2,540   Regents of the University of California, Research Facilities          9/09 at 101.00         AAA          2,595,601
                 Revenue Bonds, 2001 Series E, 5.000%, 9/01/25 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.4%

        2,110   California Health Facilities Financing Authority, Kaiser Permanente  10/08 at 101.00           A          2,242,213
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/12

        3,000   California Health Facilities Financing Authority, Cedars-Sinai       12/09 at 101.00          A3          3,185,850
                 Medical Center Revenue Bonds, Series 1999A, 6.125%, 12/01/30

        2,145   California Statewide Communities Development Authority, Kaiser          No Opt. Call           A          2,280,135
                 Permanente Revenue Bonds, Series 2002E, 4.700%, 11/01/36
                 (Mandatory put 6/01/09)

                Central Joint Powers Health Financing Authority, California,
                Certificates of Participation, Series 1993, Community Hospital
                of Central California:
        1,750    5.250%, 2/01/13                                                      8/03 at 102.00        Baa1          1,769,670
        6,820    5.500%, 2/01/15                                                      8/03 at 102.00        Baa1          6,899,385

        5,000   City of Loma Linda, California, Hospital Revenue Bonds, Loma         12/03 at 102.00         BB-          4,952,750
                 Linda University Medical Center Project, Series 1993-A,
                 6.500%, 12/01/18

        1,000   City of Stockton Health Facility, California, Dameron Hospital       12/07 at 102.00        BBB+          1,052,110
                 Association Revenue Bonds, 1997 Series A, 5.700%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2%

       10,000   California Statewide Communities Development Authority,               7/08 at 101.00         BBB         10,829,900
                 Apartment Development Revenue Refunding Bonds, Irvine
                 Apartment Communities, L.P., Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

          395   City of Stanton, California, Multifamily Housing Revenue Bonds,       8/07 at 102.00         AAA            437,668
                 Continental Gardens Apartments, Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.7%

       35,750   California Housing Finance Agency, Home Mortgage Revenue               8/09 at 40.45         AAA         10,170,875
                 Bonds, Series 1999K, 0.000%, 8/01/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.9%

       14,000   State of California, Various Purpose General Obligation Bonds,        3/10 at 101.00         AAA         15,022,140
                 5.750%, 3/01/27 - MBIA Insured

        2,395   Fontana Unified School District, San Bernardino County,               5/09 at 102.00         AAA          2,740,359
                 California, General Obligation Bonds, Series 1997D Refunding,
                 5.800%, 5/01/17 - FGIC Insured


                                       27


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$      10,060   City of Los Angeles, California, General Obligation Bonds,            9/11 at 100.00          AA        $10,473,667
                 Series 2001A, 5.000%, 9/01/21

        3,250   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call         AAA          3,777,443
                 General Obligation Bonds, 2002 Series A, 5.500%, 7/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 32.8%

        3,135   State Public Works Board of California, Lease Revenue Bonds,         12/12 at 100.00         AAA          3,463,517
                 Department of General Services, Capital East End, Series 2002A,
                 5.250%, 12/01/15 - AMBAC Insured

        3,000   State Public Works Board of California, Lease Revenue Bonds,         12/11 at 102.00         AAA          3,127,920
                 Department of Mental Health Hospital Addition, Series 2001A,
                 5.000%, 12/01/21 - AMBAC Insured

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Sales Tax Revenue Bonds, Second Senior
                Lien Series 2000A:
        8,005    5.250%, 7/01/25 - FGIC Insured                                       7/10 at 101.00         AAA          8,336,247
        6,500    5.250%, 7/01/30 - FGIC Insured                                       7/10 at 101.00         AAA          6,737,120

        4,130   Manteca Unified School District, San Joaquin County, California,      9/11 at 101.00         AAA          4,270,544
                 Community Facilities District No. 89-2, Special Tax Bonds,
                 2001 Series C, 5.000%, 9/01/23 - MBIA Insured

        1,685   City of Ontario, California, Community Facilities District No. 5,     9/06 at 102.00         N/R          1,782,005
                 Freeway Interchange Project, Special Tax Bonds, Series 1997,
                 6.375%, 9/01/17

        3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          4,987,584
                 County, California, 1995 Revenue Refunding Bonds,
                 Project No. 1, 7.400%, 8/01/25 - MBIA Insured

        9,825   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102.00         AAA         11,267,998
                 Participation, Series A, 6.000%, 7/01/26 - MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00           A          4,136,240
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        1,865   Redding Joint Powers Financing Authority, California, Solid Waste     1/04 at 102.00          A-          1,922,237
                 and Corporate Yard Lease Revenue Bonds, Series 1993A,
                 5.500%, 1/01/13

        4,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          4,527,280
                 Bonds, Series 1993A Refunding, 5.400%, 11/01/20 -
                 AMBAC Insured

        6,000   Redevelopment Agency of the City of San Jose, California,             2/04 at 102.00         AAA          6,008,700
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1993, 4.750%, 8/01/24 - MBIA Insured

        3,535   City of San Jose Financing Authority, California, Lease               9/11 at 100.00         AAA          3,703,337
                 Revenue Bonds, Series 2001F, Convention Center Project
                 Refunding, 5.000%, 9/01/20 - MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California, Tax               9/10 at 102.00         AAA          5,496,015
                 Allocation Bonds, Live Oak Soquel Community Improvement,
                 Subordinate Lien Series 2000, 5.250%, 9/01/25 - AMBAC Insured

          850   Community Development Commission of the City of Santa Fe              9/11 at 101.00         AAA            862,674
                 Springs, Los Angeles County, California, Consolidated
                 Redevelopment Project Tax Allocation Bonds, 2001 Series A,
                 4.750%, 9/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 37.8%

       18,000   Alameda Corridor Transportation Authority, California, Senior        10/09 at 101.00         AAA         18,243,900
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

        3,875   Bay Area Toll Authority, California, San Francisco Bay Area Toll      4/11 at 100.00          AA          4,262,771
                 Bridge Revenue Bonds, 2001 Series D, 5.000%, 4/01/12

       30,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-         20,769,300
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          2,015,660
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        9,980   City of Long Beach, California, Harbor Revenue Bonds,                 5/10 at 101.00         AA-         10,431,495
                 Series 2000A, 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00         AAA          9,748,080
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       15,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA         15,919,800
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.3%

$      12,830   State of California, Various Purpose General Obligation Bonds,        3/05 at 101.00        A***      $  14,149,566
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        1,500   California Statewide Communities Development Authority,                 No Opt. Call      N/R***          1,639,665
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding, Triad Healthcare, Series 1992, 6.250%, 8/01/06

        1,000   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00         AAA          1,157,410
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,500   Community Redevelopment Agency of the City of Los Angeles,            7/03 at 100.00      BBB***          2,528,925
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

          135   Redding Joint Powers Financing Authority, California, Solid           1/04 at 102.00       A-***            142,749
                 Waste and Corporate Yard Lease Revenue Bonds,
                 Series 1993A, 5.500%, 1/01/13 (Pre-refunded to 1/01/04)

       12,000   Airports Commission of the City and County of San Francisco,          5/05 at 101.00         AAA         13,393,080
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11, 6.250%, 5/01/26 (Alternative
                 Minimum Tax) (Pre-refunded to 5/01/05) - FGIC Insured

        2,000   Redevelopment Agency of the City of San Leandro, California,          6/03 at 102.00       A-***          2,066,320
                 Plaza 1 and Plaza 2 Redevelopment Projects, 1993 Tax
                 Allocation Bonds, Series A, 6.125%, 6/01/23 (Pre-refunded
                 to 6/01/03)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.1%

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          6,235,980
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        7,945   City of Chula Vista, California, Industrial Development Revenue       6/03 at 102.00         AAA          8,136,951
                 Bonds, San Diego Gas and Electric Company, 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax) - AMBAC Insured

        5,000   Department of Water and Power of Los Angeles, California,             7/11 at 100.00         AAA          5,331,500
                 Power System Revenue Bonds, 2001 Series A1,
                 5.250%, 7/01/20 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.5%

        4,000   California Department of Water Resources, Central Valley             12/11 at 100.00          AA          4,475,440
                 Project, Water System Revenue Bonds, Series 2001W,
                 5.500%, 12/01/16

        1,550   California Department of Water Resources, Central Valley                No Opt. Call         AAA          1,796,807
                 Project, Water System Revenue Bonds, Series X,
                 5.500%, 12/01/17 - FGIC Insured

        5,500   Orange County Water District, California, Revenue Certificates        8/03 at 100.00         AA+          5,520,182
                 of Participation, Series 1993A, 5.000%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------

$     341,030   Total Long-Term Investments (cost $300,772,131) - 149.6%                                                322,278,309
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      5,177,200
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 215,455,509
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       29


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 1.3%

$       4,720   California Pollution Control Financing Authority, Solid Waste           No Opt. Call         BBB        $ 4,843,853
                 Disposal Revenue Bonds, Waste Management Inc. Project,
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum Tax)
                 (Mandatory put 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.8%

        4,625   California County Tobacco Securitization Agency, Stanislaus           6/12 at 100.00          A1          4,135,675
                 County Tobacco Funding Corporation, Series 2002A, Tobacco
                 Settlement Asset-Backed Bonds, 5.500%, 6/01/33

        9,150   California Pollution Control Financing Authority, Sewage and         12/06 at 101.00          A+          9,493,491
                 Solid Waste Disposal Facilities Revenue Bonds, Anheuser-
                 Busch Project, Series 1996, 5.750%, 12/01/30 (Alternative
                 Minimum Tax)

       15,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A1         14,514,150
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.1%

        6,000   Regents of the University of California, Multiple Purpose             9/03 at 102.00         AAA          6,062,580
                 Project Revenue Bonds, Series 1993C Refunding,
                 5.000%, 9/01/23 - AMBAC Insured

        5,125   Regents of the University of California, Research Facilities          9/09 at 101.00         AAA          5,298,994
                 Revenue Bonds, 2001 Series E, 5.000%, 9/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.8%

        9,500   California Pollution Control Financing Authority, Exempt Facilities  12/06 at 102.00         AAA         10,115,220
                 Revenue Bonds, Series 1996, Mobil Oil Corporation Project,
                 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.8%

        1,750   ABAG Finance Authority for Nonprofit Corporations,                    4/12 at 100.00           A          1,830,780
                 California, Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

       13,500   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00          A3         14,336,325
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health      7/04 at 102.00         AAA          3,034,470
                 Facility Refunding Revenue Bonds, Catholic Healthcare West,
                 1994 Series A, 4.750%, 7/01/19 - MBIA Insured

        5,000   California Statewide Communities Development Authority,               7/07 at 102.00         AA-          5,146,800
                 Certificates of Participation, Series 1997, St. Joseph Health
                 System Refunding, 5.125%, 7/01/17

       14,000   California Statewide Communities Development Authority,               7/10 at 101.00         BBB         15,073,940
                 Certificates of Participation, Catholic Healthcare West,
                 6.500%, 7/01/20

        1,775   California Statewide Communities Development Authority,               7/03 at 102.00         AA-          1,801,891
                 Certificates of Participation, St. Joseph Health System Obligated
                 Group, 5.500%, 7/01/23

        2,000   California Statewide Communities Development Authority,                 No Opt. Call         AAA          2,074,520
                 Revenue Refunding Bonds, Sherman Oaks Project,
                 Series 1998A, 5.000%, 8/01/22 - AMBAC Insured

        9,350   City of Loma Linda, California, Hospital Revenue Refunding           12/03 at 102.00         AAA          9,806,841
                 Bonds, Loma Linda University Medical Center Project,
                 Series 1993-C, 5.375%, 12/01/22 - MBIA Insured

        6,000   County of Madera, California, Certificates of Participation,          3/05 at 102.00         AAA          6,574,500
                 Valley Children's Hospital Project, Series 1995, 5.750%, 3/15/28 -
                 MBIA Insured

        1,050   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102.00        BBB+          1,123,847
                 Dameron Hospital Association, 1997 Series A, 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.8%

        2,130   California Housing Finance Agency, Single Family Mortgage             5/05 at 102.00         AAA          2,207,915
                 Bonds, 1995 Issue A-2 Senior Bonds, 6.350%, 8/01/15
                 (Alternative Minimum Tax)

          770   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA            827,219
                 Bonds, 1995 Issue B-2 Mezzanine, 6.250%, 8/01/14 (Alternative
                 Minimum Tax) - AMBAC Insured


                                       30



   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$       3,950   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA        $ 4,092,792
                 Bonds, 1995 Issue B-2 Senior, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)

        2,080   California Housing Finance Agency, Home Mortgage Revenue              2/06 at 102.00         AAA          2,176,658
                 Bonds, 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum
                 Tax) - MBIA Insured

          475   California Housing Finance Agency, Home Mortgage Revenue              8/06 at 102.00         Aa2            483,455
                 Bonds, 1996 Series H, 6.250%, 8/01/27 (Alternative
                 Minimum Tax)

       22,230   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19         AAA          3,987,840
                 Bonds, 2000 Series T, 0.000%, 2/01/32 (Alternative Minimum
                 Tax) - MBIA Insured

        3,560   Puerto Rico Housing Bank and Finance Agency, Affordable               4/05 at 102.00         AAA          3,717,850
                 Housing Mortgage Subsidy Program, Single Family Mortgage
                 Revenue Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 21.2%

        1,500   State of California, General Obligation Various Purpose Bonds,        6/10 at 100.00           A          1,555,680
                 5.500%, 6/01/25

                State of California, Various Purpose General Obligation Bonds:
        4,700    5.625%, 5/01/22 - FGIC Insured                                       5/10 at 101.00         AAA          5,083,520
        7,000    5.500%, 9/01/24                                                      9/09 at 101.00           A          7,281,260

       10,000   State of California, General Obligation Educational Bonds,            3/10 at 101.00         AAA         10,730,100
                 5.750%, 3/01/27 - MBIA Insured

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          5,753,634
                 2001 General Obligation Bonds, Election of 1995, Series E,
                 5.000%, 8/01/25 - FGIC Insured

       10,060   City of Los Angeles, California, General Obligation Bonds,            9/11 at 100.00          AA         10,531,814
                 Series 2001A, 5.000%, 9/01/20

       13,020   City of Los Angeles, California, Unified School District,             7/08 at 101.00         AAA         13,377,399
                 General Obligation Bonds, Election of 1997, Series B,
                 5.000%, 7/01/23 - FGIC Insured

        6,030   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          6,415,317
                 Obligation Bonds, Election of 1997, Series D,
                 5.375%, 7/01/25 - FGIC Insured

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          2,282,742
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

       11,500   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call         AAA         13,366,335
                 General Obligation Bonds, 2002 Series A, 5.500%, 7/01/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.6%

        1,060   Avalon Community Improvement Agency, California, Community            8/03 at 100.00          A-          1,075,900
                 Improvement Project Area Tax Allocation Bonds, Series 1991A,
                 7.250%, 8/01/21

                State Public Works Board of California, Lease Revenue Bonds,
                Department of General Services, Capital East End, Series 2002A:
        5,070    5.250%, 12/01/15 - AMBAC Insured                                    12/12 at 100.00         AAA          5,601,285
        3,765    5.250%, 12/01/16 - AMBAC Insured                                    12/12 at 100.00         AAA          4,124,369

        5,000   Culver City Redevelopment Financing Authority, California,           11/03 at 102.00         AAA          5,043,200
                 1993 Tax Allocation Refunding Revenue Bonds,
                 5.000%, 11/01/23 - AMBAC Insured

        3,000   La Quinta Redevelopment Agency, California, Project Area              9/11 at 102.00         AAA          3,143,700
                 No. 1 Tax Allocation Bonds, Series 2001,
                 5.000%, 9/01/21 - AMBAC Insured

        3,510   Long Beach Bond Finance Authority, California, Lease Revenue         10/07 at 102.00         AAA          3,556,227
                 and Refunding Bonds, Civic Center Project, 1997 Series A,
                 5.000%, 10/01/27 - MBIA Insured

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA         16,826,700
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien, Series 1998A Refunding, 5.000%, 7/01/23 -
                 AMBAC Insured

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          3,124,140
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien, Series 2000A, 5.250%, 7/01/25 - FGIC Insured

        4,750   Montclair Redevelopment Agency, California, Mobile Home Park         12/10 at 102.00         N/R          4,818,400
                 Revenue Bonds, Monterey Manor Estates Project,
                 Series 2000, 6.400%, 12/15/30


                                       31


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$               Monterey County, California, Certificate of Participation,
                2001 Master Plan Financing:
        2,075    5.000%, 8/01/19 - MBIA Insured                                       8/11 at 100.00         Aaa        $ 2,183,419
        6,000    5.000%, 8/01/26 - MBIA Insured                                       8/11 at 100.00         Aaa          6,100,860

        2,580   Redevelopment Agency of the City of Oakland, California,              3/13 at 100.00         AAA          2,877,448
                 Central District Redevelopment Project, Subordinate Lien
                 Tax Allocation Bonds, Series 2003, 5.500%, 9/01/18 -
                 FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA          3,701,145
                 Bonds, Elihu M. Harris State Office Building, 1998 Series A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          2,475,373
                 Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 -
                 AMBAC Insured

        2,185   Pleasanton Joint Powers Financing Authority, California,              9/03 at 102.00        Baa1          2,274,126
                 Reassessment Revenue Bonds, 1993 Series A, 6.150%, 9/02/12

       12,000   Rancho Cucamonga Redevelopment Agency, California, Tax                9/11 at 100.00         AAA         12,257,160
                 Allocation Revenue Bonds, Rancho Redevelopment Project,
                 Series 2001, 5.125%, 9/01/30 - MBIA Insured

          360   Riverside Public Financing Authority, Riverside County,               8/03 at 100.00         N/R            364,702
                 California, 1991 Revenue Bonds, Series A, Multiple Project
                 Loans, 8.000%, 2/01/18

        5,235   City and County of San Francisco Redevelopment Financing              8/03 at 103.00           A          5,360,117
                 Authority, California, 1993 Series C Tax Allocation Revenue
                 Bonds, San Francisco Redevelopment Projects, 5.125%, 8/01/18

        2,000   San Francisco State Building Authority, California, Lease Revenue    12/06 at 102.00         AAA          2,188,400
                 Bonds, San Francisco Civic Center Complex, 1996 Series A,
                 5.250%, 12/01/16 - AMBAC Insured

       10,000   Redevelopment Agency of the City of San Jose, California,             8/08 at 102.00           A         10,249,700
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

        2,200   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00         AAA          2,304,764
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   City of Vista, California, Mobile Home Park Revenue Bonds,            3/09 at 102.00         N/R          1,896,700
                 Vista Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29

        5,000   City of West Hollywood, California, Certificates of Participation,    2/08 at 102.00         AAA          5,086,150
                 Series 1998 Refunding, 5.000%, 2/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.0%

        5,000   Alameda Corridor Transportation Authority, California, Senior        10/09 at 101.00         AAA          5,067,750
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 -
                 MBIA Insured

        8,300   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,364,989
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        7,500   Harbor Department of the City of Los Angeles, California,             8/06 at 101.00         AAA          8,542,425
                 Revenue Bonds, Issue of 1996, 6.200%, 8/01/25 (Alternative
                 Minimum Tax) - MBIA Insured

        8,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00         AAA          8,664,960
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        3,450   Airports Commission of the City and County of San Francisco,          5/04 at 102.00         AAA          3,708,164
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative
                 Minimum Tax) - FGIC Insured

       20,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA         21,226,400
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured

        5,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00         AAA          5,383,100
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 27B, 5.250%, 5/01/18 -
                 FGIC Insured

        3,665   Airports Commission of the City and County of San Francisco,          5/12 at 100.00         AAA          3,837,255
                 California, San Francisco International Airport, Second Series
                 Revenue Refunding Bonds, Issue 28A, 5.250%, 5/01/18
                 (Alternative Minimum Tax) - MBIA Insured

                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.4%

$       3,000   California Pollution Control Financing Authority, Solid Waste         7/03 at 101.00         Aaa        $ 3,490,350
                 Revenue Bonds, North County Recycling Center, 1991 Series A,
                 6.750%, 7/01/17

        2,000   State Public Works Board of California, Lease Revenue Bonds,          9/05 at 100.00       A2***          2,241,540
                 Trustees of California State University, 1995 Series A, Various
                 California State University Projects, 6.000%, 9/01/15
                 (Pre-refunded to 9/01/05)

        6,000   Cerritos Public Financing Authority, California, 1993 Revenue        11/03 at 102.00       A-***          6,323,040
                 Bonds, Series A, Los Cerritos Redevelopment Project Loan,
                 6.050%, 11/01/20 (Pre-refunded to 11/01/03)

        2,110   County of Contra Costa, California, 1989 Home Mortgage                5/05 at 100.00         AAA          2,612,750
                 Revenue Bonds, GNMA Mortgage-Backed Securities Program,
                 7.700%, 11/01/09 (Alternative Minimum Tax)

        7,500   Los Angeles County Public Works Finance Authority, California,       10/04 at 102.00      Aa3***          8,235,075
                 Revenue Bonds, Series 1994A, Los Angeles County Regional
                 Park and Open Space District, 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

        1,705   City of Palm Springs Financing Authority, California, Tax Allocation  8/05 at 100.00      N/R***          1,937,136
                 Revenue Bonds, 1991 Series B, Agency Loans, 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

       10,000   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101.00        A***         12,095,100
                 Revenue Bonds, Series B, 6.000%, 7/01/31 (Pre-refunded
                 to 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,366,760
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.0%

        2,000   Anaheim Public Financing Authority, California, Electric System      10/12 at 100.00         AAA          2,175,020
                 Generation System Refunding Revenue Bonds, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

       10,350   California Pollution Control Financing Authority, Pollution Control     No Opt. Call          A+         11,898,153
                 Revenue Bonds, San Diego Gas and Electric Company,
                 1991 Series A, 6.800%, 6/01/15 (Alternative Minimum Tax)

        9,550   California Pollution Control Financing Authority, Pollution           6/03 at 101.00          BB          9,396,150
                 Control Revenue Bonds, Southern California Edison Company,
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        9,750   California Department of Water Resources, Power Supply                5/12 at 101.00          A3         10,133,468
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        5,000   Department of Water and Power of the City of Los Angeles,             7/11 at 100.00         AAA          5,393,100
                 California, Power System Revenue Refunding Bonds,
                 Series 2001A2, 5.375%, 7/01/20 - MBIA Insured

        5,225   City of Los Angeles, California, Sanitation Equipment Charge          2/11 at 100.00         AAA          5,622,413
                 Revenue Bonds, Series 2001A, 5.250%, 2/01/18 - FSA Insured

       10,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102.00        Baa3         10,571,300
                 Refunding Revenue Bonds, Electric System Project,
                 6.850%, 9/01/36

        1,500   Sacramento Municipal Utility District, California, Electric Revenue   8/11 at 100.00         AAA          1,523,250
                 Bonds, Series 2001N, 5.000%, 8/15/28 - MBIA Insured

        4,360   Sacramento Municipal Utility District, California, Electric Revenue   8/12 at 100.00         AAA          4,723,275
                  Bonds, 2002 Series Q Refunding, 5.250%, 8/15/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 16.3%

       14,800   City of Los Angeles, California, Wastewater System Revenue            6/08 at 101.00         AAA         14,992,104
                  Bonds, Series 1998-A, 5.000%, 6/01/28 - FGIC Insured

        5,000   Metropolitan Water District of Southern California, Water             1/08 at 101.00          AA          5,055,950
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/26

        2,525   Sacramento County Sanitation Districts Financing Authority,             No Opt. Call         AAA          2,903,573
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

       17,670   Public Utilities Commission of the City and County of                11/11 at 100.00         AAA         18,125,179
                 San Francisco, California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 - FSA Insured

                Public Utilities Commission of the City and County of San
                Francisco, California, Clean Water Revenue Bonds, Series 2003A
                Refunding:
        2,120    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA          2,306,030
        2,960    5.250%, 10/01/20 - MBIA Insured                                      4/13 at 100.00         AAA          3,194,432


                                       33


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Sweetwater Authority, California, Water Revenue Bonds, Series 2002:
$       2,800    5.500%, 4/01/19 - FSA Insured                                        4/10 at 101.00         AAA      $   3,087,812
        9,055    5.000%, 4/01/22 - FSA Insured                                        4/10 at 101.00         AAA          9,368,211
------------------------------------------------------------------------------------------------------------------------------------
$     533,335   Total Long-Term Investments (cost $506,730,038) - 150.1%                                                542,339,606
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                     11,056,367
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.1)%                                                       (192,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 361,395,973
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                                       34


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            Portfolio of
                                    INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.1%

$       4,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00          A1        $ 4,131,204
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        7,325   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00          A1          6,622,679
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

        5,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00          A1          4,568,050
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

       10,000   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00          A1          9,061,900
                 Asset-Backed Bonds, Series 2002A, Pooled Tobacco Securitization
                 Program, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.5%

        8,975   California Educational Facilities Authority, Revenue Bonds           11/10 at 100.00         Aaa          9,932,363
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        4,000   State Public Works Board of the State of California, Lease Revenue    3/06 at 102.00         AAA          4,463,360
                 Refunding Bonds, California Community Colleges, 1996 Series B,
                 Various Community Colleges Projects, 5.625%, 3/01/19 -
                 AMBAC Insured

        6,400   Trustees of the California State University, Systemwide Revenue      11/12 at 100.00         AAA          6,738,176
                 Bonds, Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000   California Statewide Communities Development Authority, Auxiliary     4/06 at 101.00         AAA          1,117,700
                 Organization Revenue Certificates of Participation (The University
                 Corporation-California State University, Northridge), Series 1996,
                 6.000%, 4/01/26 - AMBAC Insured

        3,500   Regents of the University of California, 1993 Refunding Certificates 11/03 at 102.00         Aa2          3,595,095
                 of Participation (UCLA Central Chiller/Cogeneration Facility),
                 5.600%, 11/01/20

        1,615   Regents of the University of California, Certificates of Participation, 1/10 at 101.00       Aa2          1,701,855
                 2002 Series A, San Diego Campus and Sacramento Projects,
                 5.250%, 1/01/21

        7,500   Regents of the University of California, Multiple Purpose Project     9/08 at 101.00          AA          7,715,475
                 Revenue Bonds, Series K, 5.300%, 9/01/30

                Regents of the University of California, Research Facilities
                Revenue Bonds, 2001 Series E:
        2,305    5.000%, 9/01/23 - AMBAC Insured                                      9/09 at 101.00         AAA          2,376,662
        5,150    5.000%, 9/01/24 - AMBAC Insured                                      9/09 at 101.00         AAA          5,280,913

                Regents of the University of California, Multiple Purpose
                Projects Revenue Bonds, 2002 Series O:
        9,265    5.000%, 9/01/18 - FGIC Insured                                       9/10 at 101.00         AAA          9,827,385
       10,255    5.000%, 9/01/19 - FGIC Insured                                       9/10 at 101.00         AAA         10,829,895


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.8%

        1,750   ABAG Finance Authority for Nonprofit Corporations, California,        4/12 at 100.00           A          1,830,780
                 Insured Revenue Bonds, Sansum-Santa Barbara Medical
                 Foundation Clinic, Series 2002A, 5.500%, 4/01/21

                California Health Facilities Financing Authority, Revenue Bonds
                (Cedars-Sinai Medical Center), Series 1999A:
       10,400    6.125%, 12/01/30                                                    12/09 at 101.00          A3         11,044,280
       15,000    6.250%, 12/01/34                                                    12/09 at 101.00          A3         16,054,350

        4,000   California Health Facilities Financing Authority, Insured Health      5/03 at 102.00           A          4,089,600
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

                California Statewide Communities Development Authority, Hospital
                Revenue Certificates of Participation (Cedars-Sinai Medical
                Center), Series 1992:
        1,250    6.500%, 8/01/12                                                        No Opt. Call          A3          1,442,863
        4,140    6.500%, 8/01/15                                                      8/03 at 101.00          A3          4,239,567


                                       35


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       5,355   California Statewide Communities Development Authority,                 No Opt. Call           A        $ 5,692,365
                 Kaiser Permanente Revenue Bonds, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        3,110   City of Loma Linda, California, Hospital Revenue Bonds               12/03 at 102.00         BB-          3,080,611
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.1%

        5,250   California Housing Finance Agency, Multi-Unit Rental Housing          8/03 at 101.00         Aa3          5,361,878
                 Revenue Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Communities Development Authority,               7/08 at 101.00         BBB          1,068,640
                 Apartment Development Revenue Refunding                              Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.100%, 5/15/25
                 (Mandatory put 5/17/10)

        1,815   City of Stanton, California, Multifamily Housing Revenue Bonds        8/07 at 102.00         AAA          2,011,056
                 (Continental Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)

                Housing Authority of the County of Yolo, California, 1992
                Refunding Revenue Bonds, Series A (Russell Park Apartments):
        1,000    6.900%, 11/01/08                                                     5/03 at 102.00         Aa2          1,029,880
        1,030    7.000%, 11/01/14                                                     5/03 at 102.00         Aa2          1,062,218


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

       34,250   California Housing Finance Agency, Home Mortgage Revenue               8/09 at 40.45         AAA          9,744,125
                 Bonds, Series 1999K, 0.000%, 8/01/24 - MBIA Insured

       22,170   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19         AAA          3,977,076
                 Bonds, 2000 Series T, 0.000%, 2/01/32 (Alternative
                 Minimum Tax) - MBIA Insured

        1,080   County of Riverside, California, Single Family Mortgage Revenue         No Opt. Call         AAA          1,092,474
                 Bonds (GNMA Mortgage-Backed Securities Program), Issue B
                 of 1989, 7.600%, 11/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.7%

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,067,105
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

       10,000   State of California, Various Purpose, General Obligation Bonds,         No Opt. Call           A         11,641,400
                 6.400%, 9/01/07

       13,665   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00         AA-         13,811,352
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        6,815   State of California, Veterans General Obligation Bonds,              12/06 at 102.00         AA-          7,000,164
                 Series BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        2,845   Foothill-De Anza Community College District, Sasnta Clara             8/12 at 100.00         AAA          2,956,524
                 County, California, General Obligation Bonds, Series 2002
                 Refunding, 5.000%, 8/01/22 - FGIC Insured

        1,370   Fremont-Newark Community College District, Alameda County,            8/11 at 101.00         AAA          1,490,300
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        5,255   Livermore Valley Joint Unified School District, Alameda County,       8/11 at 100.00         AAA          5,395,834
                 California, General Obligation Bonds, Series 2001, Election of
                 1999, 5.125%, 8/01/26 - FSA Insured

        2,000   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          2,127,800
                 Bonds, Election of 1997, Series 2000 D, 5.375%, 7/01/25 -
                 FGIC Insured

        7,000   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          7,283,500
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.5%

        1,200   Burbank Public Financing Authority, California, Revenue Bonds,       12/12 at 100.00         AAA          1,262,016
                 West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        2,030   State Public Works Board of the State of California, Lease            3/12 at 100.00         AAA          2,151,759
                 Revenue Bonds, Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Community Development Commission of the City of Commerce,
                California, Merged Redevelopment Project, Tax Allocation
                Refunding Bonds, Series 1998A:
$       1,000    5.650%, 8/01/18                                                      8/08 at 102.00         N/R        $ 1,017,340
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00         N/R          2,771,332

        2,100   Cudahy Redevelopment Agency, California, Cudahy Redevelopment         9/03 at 102.00         BBB          2,156,847
                 Project, Tax Allocation Refunding Bonds, Series 1994A,
                 6.700%, 9/01/24

        5,000   Culver City Redevelopment Financing Authority, California,           11/03 at 102.00         AAA          5,019,750
                 1993 Tax Allocation Refunding Revenue Bonds,
                 4.600%, 11/01/20 - AMBAC Insured

                Cupertino, California, Certificates of Participation, Capital
                Improvement Refinancing Projects, Series 2002:
        1,945    5.000%, 7/01/18 - AMBAC Insured                                      7/09 at 102.00         AAA          2,055,534
        2,040    5.000%, 7/01/19 - AMBAC Insured                                      7/09 at 102.00         AAA          2,145,672
        2,145    5.000%, 7/01/20 - AMBAC Insured                                      7/09 at 102.00         AAA          2,242,319

        2,725   City of Fresno, California, Certificates of Participation, Street     6/03 at 101.50          A+          2,799,665
                 Improvement Project, Series 1992, 6.625%, 12/01/11

        1,910   Industry Urban Development Agency, California, Civic, Recreational    5/07 at 101.50         AAA          2,106,042
                 and Industrial Redevelopment Project No. 1, Tax Allocation
                 Refunding Bonds, Series 2002, 5.500%, 5/01/19 - MBIA Insured

        2,300   City of Irvine, California, Mobile Home Park Revenue Bonds            3/08 at 102.00         N/R          2,274,884
                 (Meadows Mobile Home Park Project), Series 1998A,
                 5.700%, 3/01/18

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,331,040
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien Series 2000A, 5.250%, 7/01/25 - FGIC Insured

        3,005   Monterey County, California, Certificate of Participation,            8/11 at 100.00         Aaa          3,142,539
                 2001 Master Plan Financing, 5.000%, 8/01/20 - MBIA Insured

       14,160   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA         14,537,647
                 Bonds (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,520   Oceanside Mobile Home Park Financing Authority, California,           3/08 at 102.00         N/R          2,408,087
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile
                 Estates Acquisition Project), Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         21,197,232
                 County, California, 1995 Revenue Refunding Bonds, Project
                 No. 1, 7.400%, 8/01/25 - MBIA Insured

        3,000   Orange County Local Transportation Authority, Orange County,            No Opt. Call         AA+          3,457,080
                 California, Measure M Sales Tax Revenue Bonds (Limited
                 Tax Bonds), 6.000%, 2/15/07

        5,200   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102.00         AAA          5,963,724
                 Participation, Series A, 6.000%, 7/01/26 - MBIA Insured

        6,500   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00           A          6,721,390
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        3,040   County of Riverside, California, Mobile Home Park Revenue Bonds,      3/09 at 102.00         N/R          2,687,755
                 Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29

        2,500   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00         AAA          2,619,050
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   San Jose Unified School District, Santa Clara County, California,     6/07 at 101.00         AAA          2,221,680
                 Certificates of Participation, 5.750%, 6/01/24 - MBIA Insured


                                       37


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                    Portfolio of INVESTMENTS February 28, 2003 (Unaudited)
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 12.5%

$       6,240   California Statewide Communities Development Authority, Special      10/11 at 100.00          Ca        $   959,400
                 Facility Revenue Bonds, Series 2001, United Air Lines, Inc. - Los
                 Angeles International Airport Cargo Project, 6.250%, 10/01/35
                 (Alternative Minimum Tax)#

                Port of Oakland, California, Revenue Bonds, Series 2002N:
        5,585    5.000%, 11/01/16 (Alternative Minimum Tax) - MBIA Insured           11/12 at 100.00         AAA          5,857,604
        3,000    5.000%, 11/01/17 (Alternative Minimum Tax) - MBIA Insured           11/12 at 100.00         AAA          3,124,800
        3,000    5.000%, 11/01/18 (Alternative Minimum Tax) - MBIA Insured           11/12 at 100.00         AAA          3,108,090

        2,685   County of Sacramento, California, Airport System Revenue Bonds,       7/12 at 100.00         AAA          2,865,539
                 Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00         AAA         21,226,400
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax) - FSA Insured

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Refunding, Issue 28A:
        1,480    5.250%, 5/01/17 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          1,558,603
        3,865    5.250%, 5/01/19 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          4,020,218


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.3%

        8,000   California Pollution Control Financing Authority, Solid Waste         7/03 at 101.00         Aaa          9,307,600
                 Revenue Bonds (North County Recycling Center), 1991 Series A
                 Bonds, 6.750%, 7/01/17

                State Public Works Board of the State of California, Lease
                Revenue Bonds (Department of Corrections), 1994 Series A
                (California State Prison - Monterey County (Soledad II)):
        4,950    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                         11/04 at 102.00         Aaa          5,526,923
        7,625    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                         11/04 at 102.00         Aaa          8,529,477

        2,070   California Statewide Communities Development Authority,                 No Opt. Call      N/R***          2,262,738
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding, Triad Healthcare, Series 1992, 6.250%, 8/01/06

       12,805   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call         AAA         18,488,627
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 8.250%, 6/01/21 (Alternative Minimum Tax)

        4,000   Inland Empire Solid Waste Financing Authority, California,              No Opt. Call         AAA          4,711,480
                 Revenue Bonds, 1996 Series B (Landfill Improvement Financing
                 Project), 6.250%, 8/01/11 (Alternative Minimum Tax) -
                 FSA Insured

        3,805   City of Lodi, California, Electric System Revenue Certificates        1/09 at 101.00         AAA          4,456,835
                 of Participation, 1999 Series A Installment Purchase Contract
                 with the Lodi Public Improvement Corporation, 5.500%, 1/15/24
                 (Pre-refunded to 1/15/09) - MBIA Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          5,458,450
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/32

       13,525   County of San Bernardino, California, Single Family Mortgage            No Opt. Call         AAA         17,539,355
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.8%

       10,000   California Pollution Control Financing Authority, Pollution           6/03 at 101.00          BB          9,838,900
                 Control Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution Control   6/03 at 101.00          B3          4,945,050
                 Revenue Bonds (Pacific Gas and Electric Company),
                 1992 Series A, 6.625%, 6/01/09 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution           4/11 at 102.00         AAA          5,407,250
                 Control Refunding Revenue Bonds, Pacific Gas and Electric
                 Company, 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured

        9,000   State of California Department of Water Resources, Power              5/12 at 101.00          A3          9,353,970
                 Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        8,000   Department of Water and Power of Los Angeles, California,             7/11 at 100.00         AAA          8,501,600
                 Power System Revenue Bonds, 2001 Series A1,
                 5.250%, 7/01/21 - FSA Insured


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,205   City of Redlands, California, Certificates of Participation           3/03 at 100.00         AAA      $   3,220,704
                 (1993 Refunding of 1986 and 1987 Projects),
                 6.800%, 3/01/07 - AMBAC Insured

        2,410   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA          2,577,736
                 Revenue Bonds, 2002 Series Q Refunding, 5.250%, 8/15/21 -
                 FSA Insured

        5,500   Southern California Public Power Authority, Multiple Project            No Opt. Call           A          6,731,835
                 Revenue Bonds, 1989 Series, 6.750%, 7/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.5%

                California Department of Water Resources, Water System Revenue
                Bonds, Central Valley Project, Series 2002Z:
        4,105    5.000%, 12/01/16 - FGIC Insured                                     12/12 at 100.00         AAA          4,428,556
        1,450    5.000%, 12/01/19 - FGIC Insured                                     12/12 at 100.00         AAA          1,535,449

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        4,060    4.500%, 5/15/13                                                      5/03 at 102.00          AA          4,120,007
        8,400    4.500%, 5/15/30 - MBIA Insured                                       5/03 at 102.00         AAA          7,976,052

        6,000   City of Los Angeles, California, Wastewater System Revenue            6/08 at 101.00         AAA          6,077,880
                 Bonds, Series 1998-A, 5.000%, 6/01/28 - FGIC Insured

        8,000   Los Angeles County Sanitation Districts Financing Authority,         10/03 at 100.00          AA          8,016,480
                 California, Capital Projects Revenue Bonds, 1993 Series A
                 (Senior Ad Valorem Obligation Bonds), 5.000%, 10/01/23

        1,090   Marin Municipal Water District, California, Water Revenue             7/12 at 100.00         AAA          1,174,649
                 Bonds, Series 2002 Refunding, 5.000%, 7/01/16 -
                 AMBAC Insured

        2,000   Metropolitan Water District of Southern California, Water             7/06 at 100.00         AAA          2,011,240
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21 -
                 MBIA Insured

          500   City of Norco, California, Refunding Certificates of                 10/08 at 102.00         AAA            510,696
                 Participation, Series 1998 (Sewer System and Water System
                 Improvement Project), 5.125%, 10/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     534,100   Total Long-Term Investments (cost $488,583,306) - 152.1%                                                521,279,031
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      6,528,916
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.0)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 342,807,947
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.

              (WI)  Security purchased on a when-issued basis.

                 #  On December 9, 2002, UALCorporation, the holding company of
                    United Air Lines, Inc. filed for federal bankruptcy protection. In December 2002, the Adviser determined that it was likely United would not remain current on its interest payment obligations with respect to these bonds and thus stopped accruing interest. At the same time, accrued interest dating back to October 1, 2002 was written off. On
                    April 1, 2003, UAL failed to meet its interest payment obligation.

                                 See accompanying notes to financial statements.

                                       39

                            Statement of
                                    ASSETS AND LIABILITIES February 28, 2003 (Unaudited)
                                                                                       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT            SELECT          QUALITY
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY           QUALITY           INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal
   securities,
   at market value              $252,761,997      $303,821,541      $194,481,443     $322,278,309      $542,339,606     $521,279,031
Cash                               1,069,712         5,010,086         1,432,668          682,889           656,418        5,219,710
Receivables:
   Interest                        3,697,735         3,804,604         2,354,450        4,741,163         7,779,323        8,088,546
   Investments sold                5,819,000            10,300                --               --         3,060,000          725,000
Other assets                          14,179            26,077            10,300           22,682            35,029           25,288
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               263,362,623       312,672,608       198,278,861      327,725,043       553,870,376      535,337,575
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased  4,066,316         6,130,680         4,087,120               --                --        7,152,460
Accrued expenses:
   Management fees                   117,540           149,164            95,054          159,172           266,009          254,092
   Other                             114,070            48,083            55,255          102,389           201,661          106,668
Preferred share dividends payable        N/A             7,806             3,209            7,973             6,733           16,408
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities            4,297,926         6,335,733         4,240,638          269,534           474,403        7,529,628
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value   N/A       106,000,000        68,000,000      112,000,000       192,000,000      185,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                $259,064,697      $200,336,875      $126,038,223     $215,455,509      $361,395,973     $342,807,947
====================================================================================================================================

Common shares outstanding         25,241,808        12,965,742         8,154,681       13,580,232        23,096,654       21,966,818
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)   $      10.26      $      15.45      $      15.46     $      15.87      $      15.65     $      15.61
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                    $    252,418      $    129,657      $     81,547     $    135,802      $    230,967     $    219,668
Paid-in surplus                  237,570,352       181,322,379       113,661,742      189,660,451       322,047,031      305,961,694
Undistributed net investment
   income                            263,019         1,849,381         1,054,006        2,173,779         3,496,976        3,816,285
Accumulated net realized gain
   (loss) from investments         1,408,919        (5,147,691)       (3,857,975)       1,979,299            11,431          114,575
Net unrealized appreciation of
   investments                    19,569,989        22,183,149        15,098,903       21,506,178        35,609,568       32,695,725
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                       $259,064,697      $200,336,875      $126,038,223     $215,455,509      $361,395,973     $342,807,947
====================================================================================================================================
Authorized shares:
   Common                        250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                             N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                       40

                            Statement of
                                    OPERATIONS Six Months Ended February 28, 2003 (Unaudited)
                                                                                       CALIFORNIA        CALIFORNIA      CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT            SELECT         QUALITY
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY           QUALITY          INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)           (NUC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                $ 7,167,429       $ 7,945,664       $ 4,994,435       $8,588,464       $14,296,675     $14,052,249
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                      742,457           965,934           616,052        1,032,557         1,725,009       1,657,528
Preferred shares - auction fees          N/A           131,411            84,301          138,849           238,027         229,349
Preferred shares - dividend
   disbursing agent fees                 N/A            14,877             9,918            9,918            14,877          14,877
Shareholders' servicing agent fees
   and expenses                       28,955            17,318             9,912           15,904            23,970          19,278
Custodian's fees and expenses         31,840            36,952            24,242           33,801            68,591          76,009
Directors' fees and expenses           1,668             2,227             1,222            2,650             3,323           3,854
Professional fees                      5,706            18,676            22,163            7,175             9,930          11,653
Shareholders' reports - printing
   and mailing expenses               17,964            13,637             8,724           14,182            13,217          20,777
Stock exchange listing fees            8,667             8,181             5,845            8,187             8,191           8,210
Investor relations expense            22,746            21,231            13,472           22,553            36,718          35,528
Other expenses                         4,813            18,065            11,380           11,627            17,067          19,098
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                        864,816         1,248,509           807,231        1,297,403         2,158,920       2,096,161
   Custodian fee credit               (5,913)           (4,952)           (4,627)          (1,761)          (15,405)        (32,670)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                         858,903         1,243,557           802,604        1,295,642         2,143,515       2,063,491
------------------------------------------------------------------------------------------------------------------------------------
Net investment income              6,308,526         6,702,107         4,191,831        7,292,822        12,153,160      11,988,758
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from
   investments                     1,409,561        (3,882,680)       (2,931,368)       1,979,818           104,750         116,514
Change in net unrealized
   appreciation (depreciation)
   of investments                 (1,178,972)        5,380,180         4,425,664         (993,480)        2,554,989      (2,659,028)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments     230,589         1,497,500         1,494,296          986,338         2,659,739      (2,542,514)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
SHAREHOLDERS
From net investment income               N/A          (556,277)         (339,306)        (573,052)         (942,046)       (749,795)
From accumulated net realized
   gains from investments                N/A                --                --          (25,327)          (25,494)       (242,125)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                          N/A          (556,277)         (339,306)        (598,379)         (967,540)       (991,920)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations               $ 6,539,115       $ 7,643,330       $ 5,346,821       $7,680,781       $13,845,359     $ 8,454,324
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                       41

                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited)

                                    CALIFORNIA VALUE (NCA)        CALIFORNIA PERFORMANCE PLUS (NCP)   CALIFORNIA OPPORTUNITY (NCO)
                              ---------------------------------  ---------------------------------- -------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                       2/28/03          8/31/02           2/28/03           8/31/02          2/28/03        8/31/02
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 6,308,526     $ 12,970,900       $ 6,702,107      $ 13,616,212      $ 4,191,831    $ 8,633,716
Net realized gain (loss) from
   investments                       1,409,561          931,061        (3,882,680)       (1,191,048)      (2,931,368)      (884,966)
Change in net unrealized
   appreciation (depreciation)
   of investments                   (1,178,972)      (1,874,743)        5,380,180         1,899,668        4,425,664        852,455
Distributions to Preferred Shareholders:
   From net investment income              N/A              N/A          (556,277)       (1,237,745)        (339,306)      (799,037)
   From accumulated net realized
      gains from investments               N/A              N/A                --          (331,552)              --       (180,451)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations  6,539,115       12,027,218         7,643,330        12,755,535        5,346,821      7,621,717
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (6,584,512)     (13,021,072)       (5,899,713)      (11,571,067)      (3,734,029)    (7,386,004)
From accumulated net realized gains
   from investments                   (235,826)              --            (1,019)       (1,228,860)              --       (721,943)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                     (6,820,338)     (13,021,072)       (5,900,732)      (12,799,927)      (3,734,029)    (8,107,947)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --          195,022                --           996,765               --        615,883
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares        (281,223)        (798,832)        1,742,598           952,373        1,612,792        129,653
Net assets applicable to Common
   shares at the beginning
   of period                       259,345,920      260,144,752       198,594,277       197,641,904      124,425,431    124,295,778
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $259,064,697     $259,345,920      $200,336,875      $198,594,277     $126,038,223   $124,425,431
===================================================================================================================================
Undistributed net investment income
   at the end of period           $    263,019     $    715,310      $  1,849,381      $  1,765,348     $  1,054,006   $  1,152,354
===================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                     CALIFORNIA INVESTMENT                CALIFORNIA SELECT                CALIFORNIA QUALITY
                                          QUALITY (NQC)                      QUALITY (NVC)                     INCOME (NUC)
                              ---------------------------------  ---------------------------------- --------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                       2/28/03          8/31/02           2/28/03           8/31/02          2/28/03        8/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 7,292,822     $ 14,658,460      $ 12,153,160      $ 25,014,840     $ 11,988,758   $ 26,003,615
Net realized gain (loss) from
   investments                       1,979,818          357,456           104,750           800,399          116,514      2,860,663
Change in net unrealized
   appreciation (depreciation)
   of investments                     (993,480)        (776,828)        2,554,989          (596,693)      (2,659,028)   (10,180,699)
Distributions to Preferred
   Shareholders:
   From net investment income         (573,052)      (1,461,842)         (942,046)       (1,957,398)        (749,795)    (2,239,477)
   From accumulated net realized
      gains from investments           (25,327)         (76,061)          (25,494)       (1,031,350)        (242,125)      (497,002)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations  7,680,781       12,701,185        13,845,359        22,229,798        8,454,324     15,947,100
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (6,233,344)     (12,440,677)      (10,739,944)      (21,024,491)     (10,938,589)   (21,113,196)
From accumulated net realized gains
   from investments                   (252,596)        (277,480)         (341,832)       (3,647,612)      (2,618,427)    (1,793,272)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                     (6,485,940)     (12,718,157)      (11,081,776)      (24,672,103)     (13,557,016)   (22,906,468)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --        1,056,710                --         1,756,813          349,563      1,827,004
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares       1,194,841        1,039,738         2,763,583          (685,492)      (4,753,129)    (5,132,364)
Net assets applicable to Common
   shares at the beginning
   of period                       214,260,668      213,220,930       358,632,390       359,317,882      347,561,076    352,693,440
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period    $215,455,509     $214,260,668      $361,395,973      $358,632,390     $342,807,947   $347,561,076
====================================================================================================================================
Undistributed net investment income
   at the end of period           $  2,173,779     $  1,951,532      $  3,496,976      $  3,351,259     $  3,816,285   $  3,873,126
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       43


                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc.
(NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO) and California Quality Income (NUC) had outstanding when-issued purchase commitments of $4,066,316, $6,130,680, $4,087,120 and $7,152,460, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series TH                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended February 28, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common shares were as follows:

                                         CALIFORNIA                 CALIFORNIA                   CALIFORNIA
                                         VALUE (NCA)         PERFORMANCE PLUS (NCP)          OPPORTUNITY (NCO)
                                   -----------------------   ----------------------    ----------------------------
                                   SIX MONTHS                SIX MONTHS                SIX MONTHS
                                     ENDED      YEAR ENDED     ENDED     YEAR ENDED       ENDED        YEAR ENDED
                                    2/28/03      8/31/02      2/28/03      8/31/02       2/28/03         8/31/02
-------------------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions      --         19,148          --        66,524          --             40,630
===================================================================================================================

                                           CALIFORNIA             CALIFORNIA                   CALIFORNIA
                                  INVESTMENT QUALITY (NQC)    SELECT QUALITY (NVC)         QUALITY INCOME (NUC)
                                  ------------------------   ----------------------    ----------------------------
                                   SIX MONTHS                SIX MONTHS                SIX MONTHS
                                     ENDED      YEAR ENDED     ENDED     YEAR ENDED       ENDED        YEAR ENDED
                                    2/28/03      8/31/02      2/28/03      8/31/02       2/28/03         8/31/02
-------------------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions      --         67,899          --       114,746         21,573         114,647
===================================================================================================================

3. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the six months ended February 28, 2003, were as follows:

                                           CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
-------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
     securities             $19,237,404   $19,836,618   $14,008,091   $15,401,261   $54,211,353   $85,809,998
   Short-term securities      6,000,000     3,240,000     1,000,000            --    24,350,000    19,190,000
Sales and maturities:
   Long-term municipal
     securities              18,008,896    19,883,362    11,475,998    17,741,945    49,028,724    72,770,028
   Short-term securities      6,250,000     3,240,000     1,800,000            --    25,850,000    19,190,000
=============================================================================================================

                            Notes to
                                    FINANCIAL STATEMENTS (Unaudited) (continued)


4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Cost of investments        $232,954,375   $280,886,959   $178,988,662   $300,304,279   $506,216,178   $487,848,963
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at February 28, 2003, were as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $21,389,036    $24,901,263    $16,924,130    $22,691,704    $36,736,074    $42,014,246
   Depreciation              (1,581,414)    (1,966,681)    (1,431,349)      (717,674)      (612,646)    (8,584,178)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments           $19,807,622    $22,934,582    $15,492,781    $21,974,030    $36,123,428    $33,430,068
==================================================================================================================

The tax components of undistributed net investment income and net realized gains at August 31, 2002, the Funds' last fiscal year end, were as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt
  income                     $1,258,249     $1,754,990     $1,093,237    $2,215,583      $4,322,767     $4,657,527
Undistributed ordinary
  income *                       72,124        113,847         43,789            --              --         62,977
Undistributed net long-term
  capital gains                 235,184             56             --       277,404         274,007      2,795,636
==================================================================================================================

The tax character of distributions paid during the fiscal year ended August 31, 2002, the Funds' last fiscal year end, were designated for purposes of the dividends paid deduction as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                  (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Distributions from
  tax-exempt income         $13,020,248    $12,807,468     $8,165,338   $13,898,261     $22,973,189    $23,237,953
Distributions from
  ordinary income *                  --             --         55,848            --           6,000        171,733
Distributions from net
  long-term capital gains            --      1,560,412        862,522       353,541       4,672,962      2,154,469
==================================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through August 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                                         CALIFORNIA
                                                        PERFORMANCE   CALIFORNIA
                                                               PLUS  OPPORTUNITY
                                                              (NCP)        (NCO)
--------------------------------------------------------------------------------
                                                         $1,264,054     $926,607
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding California Value (NCA)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under California Value's (NCA) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 15, 2003, as follows:

                                            CALIFORNIA                    CALIFORNIA     CALIFORNIA     CALIFORNIA
                             CALIFORNIA    PERFORMANCE     CALIFORNIA     INVESTMENT         SELECT        QUALITY
                                  VALUE           PLUS    OPPORTUNITY        QUALITY        QUALITY         INCOME
                                   (NCA)          (NCP)          (NCO)          (NQC)          (NVC)          (NUC)
------------------------------------------------------------------------------------------------------------------
Dividend per share               $.0415         $.0775         $.0755        $.0795          $.0795         $.0830
==================================================================================================================


                            Financial
                                    HIGHLIGHTS (Unaudited)

     Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                               Less Distributions
                                     ---------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                         Beginning                       Net     Investment         Capital           Investment   Capital
                            Common                 Realized/      Income to        Gains to            Income to  Gains to
                             Share          Net   Unrealized      Preferred       Preferred               Common    Common
                         Net Asset   Investment   Investment         Share-          Share-               Share-    Share-
                             Value       Income  Gain (Loss)        holders+        holders+   Total     holders   holders     Total
====================================================================================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                     $10.27        $ .25       $  .01           $N/A            $N/A    $ .26      $ (.26)    $(.01)  $ (.27)
2002                         10.31          .51         (.03)           N/A             N/A      .48        (.52)       --     (.52)
2001                          9.85          .51          .47            N/A             N/A      .98        (.52)       --     (.52)
2000                          9.73          .51          .12            N/A             N/A      .63        (.51)       --     (.51)
1999                         10.38          .50         (.60)           N/A             N/A     (.10)       (.50)     (.05)    (.55)
1998                         10.09          .53          .34            N/A             N/A      .87        (.53)     (.05)    (.58)

CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      15.32          .52          .11           (.04)             --      .59        (.46)       --     (.46)
2002                         15.32         1.05          .07           (.10)           (.03)     .99        (.89)     (.10)    (.99)
2001                         14.96         1.12          .44           (.25)           (.01)    1.30        (.90)     (.04)    (.94)
2000                         14.85         1.22          .11           (.26)             --     1.07        (.96)       --     (.96)
1999                         15.98         1.20        (1.05)          (.20)           (.01)    (.06)      (1.00)     (.05)   (1.05)
1998                         15.67         1.23          .36           (.23)             --     1.36       (1.03)     (.02)   (1.05)

CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      15.26          .51          .19           (.04)             --      .66        (.46)       --     (.46)
2002                         15.32         1.06          --            (.10)           (.02)     .94        (.91)     (.09)   (1.00)
2001                         14.97         1.14          .48           (.23)           (.03)    1.36        (.92)     (.09)   (1.01)
2000                         15.06         1.25         (.07)          (.29)             --      .89        (.98)       --     (.98)
1999                         16.48         1.21        (1.25)          (.19)           (.03)    (.26)      (1.01)     (.12)   (1.13)
1998                         16.04         1.23          .45           (.22)             --     1.46       (1.01)     (.01)   (1.02)
====================================================================================================================================

                                                                       Total Returns
                                                                   -------------------
                                                                                 Based
                             Offering                                               on
                            Costs and       Ending                              Common
                            Preferred       Common                  Based        Share
                                Share        Share       Ending        on          Net
                         Underwriting    Net Asset       Market    Market        Asset
                            Discounts        Value        Value     Value**      Value**
========================================================================================
CALIFORNIA VALUE (NCA)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                           $--       $10.26     $ 9.9000      2.26%        2.57%
2002                               --        10.27       9.9500      6.61         4.80
2001                               --        10.31       9.8300     11.41        10.20
2000                               --         9.85       9.3125      6.80         6.80
1999                               --         9.73       9.2500      (.43)       (1.13)
1998                               --        10.38       9.8125      2.11         8.90

CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                            --        15.45      14.3500     (1.27)        3.88
2002                               --        15.32      15.0000      1.11         6.84
2001                               --        15.32      15.8500      7.88         9.13
2000                               --        14.96      15.6250     (1.56)        7.68
1999                             (.02)       14.85      16.9375      (.12)        (.66)
1998                               --        15.98      18.0000     10.74         8.93

CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                            --        15.46      14.2600     (3.32)        4.38
2002                               --        15.26      15.2200      (.26)        6.51
2001                               --        15.32      16.3000      8.65         9.51
2000                               --        14.97      16.0000      1.14         6.33
1999                             (.03)       15.06      16.8750      2.10        (1.97)
1998                               --        16.48      17.6250     11.99         9.36
========================================================================================

                                                          Ratios/Supplemental Data
                         ------------------------------------------------------------------------------------------
                                                Before Credit                     After Credit***
                                        -----------------------------    ------------------------------
                                                       Ratio of Net                      Ratio of Net
                                          Ratio of       Investment        Ratio of        Investment
                              Ending      Expenses        Income to        Expenses         Income to
                                 Net    to Average          Average      to Average           Average
                              Assets    Net Assets       Net Assets      Net Assets        Net Assets
                          Applicable    Applicable       Applicable      Applicable        Applicable    Portfolio
                           to Common     to Common        to Common       to Common         to Common     Turnover
                         Shares (000)       Shares++         Shares++        Shares++          Shares++       Rate
===================================================================================================================
CALIFORNIA VALUE (NCA)
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                     $259,065           .68%*           4.93%*           .67%*            4.93%*          7%
2002                         259,346           .68             5.06             .68              5.07            4
2001                         260,145           .70             5.14             .69              5.15            7
2000                         248,375           .70             5.42             .69              5.43           36
1999                         245,456           .69             4.89             .69              4.90           35
1998                         261,912           .71             5.19             .71              5.19           40

CALIFORNIA PERFORMANCE PLUS (NCP)
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      200,337          1.27*            6.81*           1.26*             6.82*           7
2002                         198,594          1.28             7.04            1.27              7.05           11
2001                         197,642          1.26             7.57            1.25              7.59           27
2000                         191,957          1.30             8.48            1.28              8.49           38
1999                         189,328          1.19             7.67            1.19              7.67           26
1998                         202,333          1.18             7.76            1.18              7.76           20

CALIFORNIA OPPORTUNITY (NCO)
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      126,038          1.31*            6.78*           1.30*             6.79*           6
2002                         124,425          1.30             7.13            1.29              7.14           11
2001                         124,296          1.30             7.68            1.28              7.69           31
2000                         120,794          1.29             8.62            1.28              8.64           24
1999                         120,856          1.19             7.50            1.18              7.51           37
1998                         131,433          1.17             7.52            1.17              7.52           18
===================================================================================================================

                            Preferred Shares at End of Period
                         --------------------------------------
                           Aggregate   Liquidation
                              Amount    and Market        Asset
                         Outstanding         Value     Coverage
                                (000)    Per Share    Per Share
===============================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------
Year Ended 8/31:
2003(a)                     $    N/A       $   N/A      $   N/A
2002                             N/A           N/A          N/A
2001                             N/A           N/A          N/A
2000                             N/A           N/A          N/A
1999                             N/A           N/A          N/A
1998                             N/A           N/A          N/A

CALIFORNIA PERFORMANCE PLUS (NCP)
---------------------------------------------------------------
Year Ended 8/31:
2003(a)                      106,000        25,000       72,249
2002                         106,000        25,000       71,838
2001                         106,000        25,000       71,614
2000                         106,000        25,000       70,273
1999                         106,000        25,000       69,653
1998                          90,000        25,000       81,204

CALIFORNIA OPPORTUNITY (NCO)
---------------------------------------------------------------
Year Ended 8/31:
2003(a)                       68,000        25,000       71,338
2002                          68,000        25,000       70,745
2001                          68,000        25,000       70,697
2000                          68,000        25,000       69,410
1999                          68,000        25,000       69,432
1998                          55,000        25,000       84,742
===============================================================

N/A  Fund is not authorized to issue Preferred shares.
*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.
(a)  For the six months ended February 28, 2003.

                                 See accompanying notes to financial statements.

                                  48-49 SPREAD

                            Financial HIGHLIGHTS (Unaudited) (continued)
        Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                               Less Distributions
                                     ---------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                         Beginning                       Net     Investment         Capital           Investment   Capital
                            Common                 Realized/      Income to        Gains to            Income to  Gains to
                             Share          Net   Unrealized      Preferred       Preferred               Common    Common
                         Net Asset   Investment   Investment         Share-          Share-               Share-    Share-
                             Value       Income  Gain (Loss)        holders+        holders+   Total     holders   holders    Total
====================================================================================================================================
CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                     $15.78        $ .54       $  .07          $(.04)           $ --      $ .57     $(.46)    $(.02)  $ (.48)
2002                         15.78         1.08         (.02)          (.11)           (.01)       .94      (.92)     (.02)    (.94)
2001                         14.83         1.15          .97           (.25)             --       1.87      (.92)       --     (.92)
2000                         14.83         1.24         (.04)          (.27)             --        .93      (.93)       --     (.93)
1999                         16.03         1.15        (1.14)          (.19)           (.01)      (.19)     (.95)     (.03)    (.98)
1998                         15.70         1.18          .36           (.22)             --       1.32      (.99)       --     (.99)

CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      15.53          .53          .11           (.04)             --        .60      (.47)     (.01)    (.48)
2002                         15.63         1.08          .01           (.08)           (.04)       .97      (.91)     (.16)   (1.07)
2001                         14.90         1.18          .72           (.26)             --       1.64      (.91)       --     (.91)
2000                         14.80         1.21          .11           (.28)             --       1.04      (.94)       --     (.94)
1999                         16.02         1.15        (1.09)          (.18)           (.02)      (.14)     (.95)     (.11)   (1.06)
1998                         15.65         1.16          .41           (.21)             --       1.36      (.97)     (.02)    (.99)

CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      15.84          .55         (.12)          (.03)           (.01)       .39      (.50)     (.12)    (.62)
2002                         16.16         1.19         (.35)          (.10)           (.02)       .72      (.96)     (.08)   (1.04)
2001                         15.41         1.21          .75           (.26)             --       1.70      (.94)     (.01)    (.95)
2000                         15.28         1.23          .16           (.29)             --       1.10      (.97)       --     (.97)
1999                         16.37         1.17        (1.04)          (.20)             --       (.07)     (.98)     (.02)   (1.00)
1998                         15.86         1.18          .54           (.23)             --       1.49      (.98)       --     (.98)
====================================================================================================================================

                                                                      Total Returns
                                                                   -------------------
                                                                                 Based
                             Offering                                               on
                            Costs and       Ending                              Common
                            Preferred       Common                  Based        Share
                                Share        Share       Ending        on          Net
                         Underwriting    Net Asset       Market    Market        Asset
                            Discounts        Value        Value     Value**      Value**
========================================================================================
CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                           $--       $15.87     $14.6000     (2.88)%       3.66%
2002                               --        15.78      15.5200      (.55)        6.28
2001                               --        15.78      16.5800     12.54        13.09
2000                               --        14.83      15.6250      2.91         6.69
1999                             (.03)       14.83      16.1875      1.67        (1.54)
1998                               --        16.03      16.8750      8.39         8.66

CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                            --        15.65      14.7700     (1.64)        3.93
2002                               --        15.53      15.5100      2.79         6.61
2001                               --        15.63      16.1800     10.70        11.43
2000                               --        14.90      15.5000      2.96         7.47
1999                             (.02)       14.80      16.0625      2.15        (1.20)
1998                               --        16.02      16.7500      8.11         8.93

CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                            --        15.61      15.3600     (1.03)        2.51
2002                               --        15.84      16.1400      4.15         4.79
2001                               --        16.16      16.5500      8.51        11.44
2000                               --        15.41      16.1875      3.83         7.64
1999                             (.02)       15.28      16.6250      1.37         (.72)
1998                               --        16.37      17.3750     13.29         9.65
========================================================================================

                                                          Ratios/Supplemental Data
                         -----------------------------------------------------------------------------------------
                                                Before Credit                     After Credit***
                                        -----------------------------    ------------------------------
                                                       Ratio of Net                      Ratio of Net
                                          Ratio of       Investment        Ratio of        Investment
                              Ending      Expenses        Income to        Expenses         Income to
                                 Net    to Average          Average      to Average           Average
                              Assets    Net Assets       Net Assets      Net Assets        Net Assets
                          Applicable    Applicable       Applicable      Applicable        Applicable    Portfolio
                           to Common     to Common        to Common       to Common         to Common     Turnover
                         Shares (000)       Shares++         Shares++        Shares++          Shares++       Rate
===================================================================================================================
CALIFORNIA INVESTMENT QUALITY (NQC)
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                     $215,456          1.22%*           6.88%*          1.22%*            6.88%*          5%
2002                         214,261          1.25             7.03            1.23              7.04           11
2001                         213,221          1.25             7.64            1.23              7.65           34
2000                         199,258          1.25             8.65            1.24              8.66           18
1999                         198,360          1.19             7.28            1.19              7.29           18
1998                         213,108          1.15             7.45            1.15              7.45           21

CALIFORNIA SELECT QUALITY (NVC)
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      361,396          1.22*            6.83*           1.21*             6.84*           9
2002                         358,632          1.23             7.14            1.22              7.15           19
2001                         359,318          1.24             7.81            1.22              7.83           29
2000                         340,791          1.27             8.39            1.25              8.40           20
1999                         337,344          1.14             7.35            1.13              7.35            7
1998                         362,671          1.11             7.35            1.11              7.35           17

CALIFORNIA QUALITY INCOME (NUC)
-------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003(a)                      342,808          1.23*            7.03*           1.21*             7.05*          14
2002                         347,561          1.23             7.58            1.22              7.59           22
2001                         352,693          1.23             7.77            1.21              7.78           18
2000                         335,148          1.22             8.28            1.21              8.29           21
1999                         331,062          1.14             7.26            1.13              7.26           11
1998                         353,000          1.12             7.34            1.12              7.34           11
===================================================================================================================

                            Preferred Shares at End of Period
                         --------------------------------------
                           Aggregate   Liquidation
                              Amount    and Market        Asset
                         Outstanding         Value     Coverage
                                (000)    Per Share    Per Share
===============================================================
CALIFORNIA INVESTMENT QUALITY (NQC)
---------------------------------------------------------------
Year Ended 8/31:
2003(a)                     $112,000       $25,000      $73,093
2002                         112,000        25,000       72,826
2001                         112,000        25,000       72,594
2000                         112,000        25,000       69,477
1999                         112,000        25,000       69,277
1998                          90,000        25,000       84,197

CALIFORNIA SELECT QUALITY (NVC)
---------------------------------------------------------------
Year Ended 8/31:
2003(a)                      192,000        25,000       72,057
2002                         192,000        25,000       71,697
2001                         192,000        25,000       71,786
2000                         192,000        25,000       69,374
1999                         192,000        25,000       68,925
1998                         150,000        25,000       85,445

CALIFORNIA QUALITY INCOME (NUC)
---------------------------------------------------------------
Year Ended 8/31:
2003(a)                      185,000        25,000       71,325
2002                         185,000        25,000       71,968
2001                         185,000        25,000       72,661
2000                         185,000        25,000       70,290
1999                         185,000        25,000       69,738
1998                         150,000        25,000       83,833
===============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.
(a)  For the six months ended February 28, 2003.


                                 See accompanying notes to financial statements.

                                     50-51

                            Build Your Wealth
                                    AUTOMATICALLY

Sidebar text:
NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                            Fund
                              INFORMATION



BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Directors without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended February 28, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                            Serving Investors
                                    FOR GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

A premier asset management firm managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


ESA-A-0203D